UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07685

Frontier Funds, Inc.
(Exact name of registrant as specified in charter)

400 Skokie Blvd. Suite 500 Northbrook, IL			60062
(Address of principal executive offices)			(Zip code)

William D. Forsyth III 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(847) 509-9860

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2016

Item 1. Reports to Stockholders.

ANNUAL REPORT

Frontier MFG Global Equity Fund

Frontier MFG Global Plus Fund

Frontier MFG Core Infrastructure Fund

Frontier Timpani Small Cap Growth Fund

Frontier Netols Small Cap Value Fund

Frontier Phocas Small Cap Value Fund

Frontegra Asset Management, Inc.

June 30, 2016

TABLE OF CONTENTS

Shareholder Letter	1
Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund
Report from MFG Asset Management	4
Investment Highlights	6
Frontier MFG Core Infrastructure Fund
Report from MFG Asset Management	10
Investment Highlights	12
Frontier Timpani Small Cap Growth Fund
Report from Timpani Capital Management LLC	14
Investment Highlights	16
Frontier Netols Small Cap Value Fund
Report from Netols Asset Management, Inc.	18
Investment Highlights	19
Frontier Phocas Small Cap Value Fund
Report from Phocas Financial Corporation	22
Investment Highlights	23
Expense Example	24
Schedules of Investments
Frontier MFG Global Equity Fund	27
Frontier MFG Global Plus Fund	28
Frontier MFG Core Infrastructure Fund	29
Frontier Timpani Small Cap Growth Fund	32
Frontier Netols Small Cap Value Fund	35
Frontier Phocas Small Cap Value Fund	37
Statements of Assets and Liabilities	40
Statements of Operations	42
Statements of Changes in Net Assets	44
Financial Highlights	47
Notes to Financial Statements	56
Report of Independent Registered Public Accounting Firm	65
Board of Directors' Approval of Advisory and Subadvisory Agreements	66
Additional Information
Directors and Officers	71
Foreign Tax Credit	75
Qualified Dividend Income/Dividends Received Deduction	76
Additional Information Applicable to Foreign Shareholders Only	76

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the applicable Fund. The Prospectus may be obtained by calling 1-888-825-2100. Each Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the applicable Fund. Please read the Prospectus carefully.

Frontier Funds, Inc. are distributed by Frontegra Strategies, LLC, 400 Skokie Blvd., Suite 500, Northbrook, IL 60062. Frontegra Strategies, LLC, member of FINRA and SIPC, is an affiliate of Frontegra Asset Management, Inc., the Funds' investment adviser.

DEAR FELLOW SHAREHOLDERS:

We are pleased to report on the progress of the Frontier Funds over the past twelve months ending June 30, 2016. The S&P 500 Index was up 3.99% and small capitalization stocks were down, with the Russell 2000® Index returning -6.73%. International stocks, as measured by the MSCI EAFE Index, returned -10.16% over the twelve month period.

Fund Results

The Frontier MFG Global Equity Fund, managed by MFG Asset Management ("MFG"), returned -2.19% (net) versus the MSCI World Index (Net) return of -2.78% for the twelve-month period ending June 30, 2016.

The Frontier MFG Global Plus Fund, Institutional Class, also managed by MFG, returned -2.77% (net) versus the MSCI World Index (Net) return of -2.78% for the twelve-month period ending June 30, 2016. For the period from May 9, 2016, (inception), through June 30, 2016, the Service Class shares returned -1.34% (net) versus the MSCI World Index (Net) return of 1.03%.

For the twelve-month period ending June 30, 2016, the Frontier MFG Core Infrastructure Fund, also managed by MFG, returned 20.00% (net) versus the S&P Global Infrastructure Index return of 3.71%.

The Frontier Timpani Small Cap Growth Fund, Institutional Class, managed by Timpani Capital Management, returned -20.51% (net) versus the Russell 2000® Growth Index return of -10.75% for the twelve-month period ending June 30, 2016. The Class Y shares returned -20.84% (net) over the same time period.

For the twelve-month period ending June 30, 2016, the Frontier Netols Small Cap Value Fund, Institutional Class, managed by Netols Asset Management, returned -5.99% (net) versus the Russell 2000® Value Index return of -2.58%. The Class Y shares returned -6.12% (net) over the same time period.

The Frontier Phocas Small Cap Value Fund, managed by Phocas Financial, returned -1.29% (net) versus the Russell 2000 Value Index return of -2.58% for the twelve-month period ending June 30, 2016.

Outlook

The last twelve months have been characterized by moderate to sluggish growth and a strong U.S. dollar. U.S. markets treaded water in late 2015, while foreign markets fell moderately, mostly on the strength of the U.S. dollar. Following a welcome recovery in early 2016, markets were shaken anew by Brexit, which occurred toward the end of June. Consequently, despite a relatively strong recovery in emerging markets thus far in 2016, most investors are anxious as we enter the second half of the calendar year. The U.S. (and much of the world) has demonstrated slow growth, a tightening monetary cycle in the U.S., equities that seem fairly fully valued and a slew of event risks, all at the later stages of an economic expansion. Therefore, we will strive to navigate markets with the care and diligence necessary in these volatile times.

We will continue to oversee the investment management of the Frontier Funds with the care and diligence that have served our shareholders well in the past. As always, we appreciate your investment and continued confidence in the Frontier Funds.

Best regards,

William D. Forsyth, CFA

President

Frontier Funds, Inc.

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FRONTIER
MFG GLOBAL EQUITY FUND
AND
FRONTIER
MFG GLOBAL PLUS FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Global Equity Fund and the Frontier MFG Global Plus Fund is capital appreciation. The objective is measured against the MSCI World Index (Net).

Performance Review

The Frontier MFG Global Equity Fund returned -2.19%, net of fees, for the year ended June 30, 2016, while the Frontier MFG Global Plus Fund (Institutional Class) returned -2.77%, net of fees, for the same time period. Both Funds outperformed the -2.78% return of their benchmark, the MSCI World Index (Net).

Over the twelve months ended June 30, 2016, the three investments with the strongest returns in local currency were Lowe's (+19.8%), Microsoft (+18.7%) and Nestle (+13.7%), while the investments with the weakest returns were Lloyds Banking Group (-34.0%), Woolworths (-18.7%) and Tesco (-17.8%).

Each Fund's return over the past twelve months has been negatively impacted by two key events:

1.  The Brexit vote on June 23, 2016, which materially impacted the share price of Lloyds Banking Group (which fell by 23% between June 22 and June 30) and the British pound which fell by 10% between June 22 and June 30. In combination, this had a material impact on each Fund's performance in U.S. dollar terms. Whilst the uncertainty created by the Brexit vote is likely to impact Lloyds Banking Group in the short term, our assessment remains that Lloyds Banking Group will deliver attractive investment returns over the medium term.

2.  We had been anticipating that the U.S. Federal Reserve (the "Fed") would progressively increase short term interest rates over the past twelve months and longer term bond yields would start to rise from historically low levels. Consistent with this view we positioned the Funds by selling down our investments in Consumer Staples, increasing our holding of U.S. dollar cash to approximately 15% and holding investments in three U.S.-based banks (Bank of New York Mellon, State Street and Wells Fargo). Contrary to our expectations, the Fed has made only one rate increase and longer term bond yields have fallen rather than risen (the U.S. 10 year treasury yield has fallen from 2.38% at July 1, 2015, to 1.47% at June 30, 2016). Our expectations on the rate of tightening of U.S. monetary policy and the direction of longer term bond yields over the past twelve months has clearly impacted our investment performance over this period. Whilst we continue to remain cautious and believe that it is more probable than not that the Fed will tighten monetary policy over the next few years, we have moderated our expectations on the extent of the likely rise in longer term bond yields over the next three to five years.

Fund Outlook and Strategy

Our views on the world's largest economic zones have not changed materially over the past twelve months. Our base-case outlook for the next three years assumes a continued recovery in the U.S. with modestly rising inflation, a continued slowdown in China (but not a financial crisis or hard landing) and an improvement in the economic outlook for Europe.

We remain cautious about the outlook for equity markets given the recent Brexit vote, the environment of abnormally low interest rates, historically elevated price-earnings multiples, the risks associated with the recapitalisation of the Italian banking system and the continued withdrawal of U.S. monetary policy stimulus.

The Brexit result triggered volatility in markets, including a sharp depreciation of the British pound and dramatic falls in the share prices of UK and European banks. However, we believe the probability of a major global systemic risk event due to Brexit in the short term is low. We believe that the European Central Bank and Bank of England stand ready to provide sufficient liquidity to ensure their banking systems continue to function. Quantitative easing could also be redeployed in the UK or stepped up in the eurozone to support sovereign bond markets if needed.

Whilst short term investment returns have been impacted by the Brexit vote, U.S. monetary policy and the fall in long term bond yields over the past year, we believe the Funds are positioned to deliver long term capital growth through their alignment with the following major investment themes:

•  Advancements in artificial intelligence: We believe we are approaching a tipping point in the development of artificial intelligence. Over the longer term, advances in artificial intelligence may have profound implications for the way society functions and the businesses that ultimately succeed or fail.

•  Cloud computing and big data: As organisations seek to optimise performance and flexibility across increasingly massive data sets and complex workloads, we expect entrenched global software companies in advantaged positions to lead the shift to "cloud computing" through the development of cloud-based applications, infrastructure and services.

•  Global technology platforms: The leading digital platforms have tremendous opportunities to monetise new services and products (even when they are not the originator). With high switching costs and barriers to entry, their entrenched positions are unlikely to be challenged in the foreseeable future.

•  Health care and aging population dynamics: The Health Care sector has attractive growth tailwinds due to rising patient volumes, increasing expenditure and large unmet health care needs.

•  The move to a cashless society: There continues to be a strong secular shift from spending via cash and cheque to cashless forms of payments, such as credit cards, debit cards, electronic funds transfer and mobile payments. The explosion of smart and internet connected devices will accelerate this shift on a global basis.

We expect the Funds to benefit from these longer term trends, while managing downside risks in the near term, most notably through a material exposure to cash.

Fund Positioning

Over the past twelve months, we have made the following major changes to each of the Funds:

•  We added new positions in Apple and CVS Health, and increased the position in Alphabet (formerly known as Google).

•  We reduced the positions in Target and IBM and exited the position in State Street.

•  We have maintained the cash weighting of each Fund at around 15%. The cash weighting increases the defensiveness of our portfolios.

Equity markets are being influenced by a mixed set of macroeconomic and geopolitical forces that are likely to continue to weigh on sentiment. In the short term, these dynamics may continue to negatively influence share prices of some of the Funds' investments. This environment will likely challenge performance in the short term and we remain cognisant of these risks.

That said, we retain confidence in the longer term proposition for our investments and are comfortable with each Fund's overall risk profile and construction. The Funds have delivered attractive returns over the medium term and we expect that they are well positioned to deliver satisfactory returns over the next three to five years, notwithstanding the current macroeconomic uncertainty.

Yours sincerely,

Hamish Douglass
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  12/28/11 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/16	FUND	INDEX
SIX MONTHS	(2.34)%	0.66%
ONE YEAR	(2.19)%	(2.78)%
AVERAGE ANNUAL SINCE INCEPTION	11.83%	10.30%

Fund Expenses
GROSS EXPENSE RATIO	0.88%
NET EXPENSE RATIO	0.82%

This chart assumes an initial gross investment of $1,000,000 made on 12/28/11 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2018, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INVESTMENT HIGHLIGHTS

Growth of a $1,000,000 Investment (Unaudited)

*  3/23/15 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/16	FUND	INDEX
SIX MONTHS	(2.64)%	0.66%
ONE YEAR	(2.77)%	(2.78)%
AVERAGE ANNUAL SINCE INCEPTION	(2.88)%	(3.50)%

Institutional Class Expenses
GROSS EXPENSE RATIO	4.97%
NET EXPENSE RATIO	0.81%

This chart assumes an initial gross investment of $1,000,000 made on 3/23/15 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index represents large and mid cap equities across 23 Developed Markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2018, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.80% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Service Class shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

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FRONTIER
MFG CORE INFRASTRUCTURE FUND

REPORT FROM MFG ASSET MANAGEMENT

Dear Fellow Shareholders:

The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The objective is measured against the S&P Global Infrastructure Index.

A key feature of the portfolio construction process for the MFG Core Infrastructure strategy is the application of what we call "the 75% rule". This relates to those companies whose assets are a mixture of assets that MFG Asset Management ("MFG") classifies as infrastructure and those assets that do not meet our strict requirements. In those circumstances, we require at least, and on a consistent basis, 75% of the earnings of the company to be derived from the assets that meet our definitional requirement before it can be included in the Fund.

Performance Review

The Frontier MFG Core Infrastructure Fund returned 20.00%, net of fees, for the year ended June 30, 2016. The Fund's return outperformed the 3.71% return of its benchmark, the S&P Global Infrastructure Index.

The last year has provided a clear demonstration of the importance of how a global listed infrastructure investor defines their investment universe. As we have noted in previous investor letters, MFG applies a conservative definition of the infrastructure investment universe that is designed to provide investors with predictable, through the cycle, inflation linked returns. This means that MFG excludes those stocks from the investable universe whose earnings are materially impacted by competition, sovereign risk and, importantly in the last year, changes in commodity prices. Outperformance over listed infrastructure and global equities benchmarks reflects the limited exposure of the Fund to stocks impacted by falling energy prices and, to a lesser extent, emerging markets.

Eighty of the 87 stocks in the Fund generated a positive shareholder return in the period. Particularly strong returns were provided by U.S. utilities subject to actual or likely takeover activity being Piedmont Natural Gas (Total Shareholder Return (TSR) in local currency of +74.7%), Westar Energy (+69.6%), TECO Energy (+62.1%), and Empire District Electric Co (+62.0%). Other strong performers included Mexican airport company GAPB (+82.1%), Australian toll road company Macquarie Atlas Roads (+70.6%), and other U.S. utilities American Water Works (+77.8%), Atmos Energy (+62.7%), ONE Gas (+60.4%) and Northwest Natural Gas (+59.8%).

All sectors held by the Fund except Communications delivered positive returns for the period, with the Integrated Power providing a weighted average TSR in local currency terms of +36.6%, the Power Transmission & Distribution sector +33.6%, the Airports sector +33.5% and Gas Utilities +33.1%.

Geographically, all regions delivered positive returns. The Fund's Latin American exposures generated a TSR in local currency terms of +47.0%, U.S. stocks were up +40.2% and Australian/New Zealand stocks provided a TSR of +28.3%.

As previously mentioned, the performance of the benchmark was negatively impacted by stocks with a material exposure to oil prices. Examples of significantly weighted stocks in the index, but not held by the Fund, caught up in the commodity price falls included The Williams Companies (TSR of -56.8% for the period), Kinder Morgan (-50.6%), Cheniere Energy (-49.2%) and Targa Resources (-48.6%).

During the period, four stocks were added to the portfolio including Spanish company Cellnex Telecom, French domiciled Eurotunnel, Australian toll road company Macquarie Atlas Roads and U.S. utility Dominion Resources. Stocks removed during the year included U.S. utilities UIL Holdings, Vectren, CenterPoint Energy and Cleco and German port company Hamburger Hafen.

MFG actively manages corporate governance and proxy voting through its in-house specialist team. For the year ended June 30 2016, MFG voted on over 75 meetings and over 800 ballots on behalf of the Fund. MFG voted in line with management's recommendations on approximately 97% of ballots.

Portfolio Outlook and Strategy

The Fund is designed to provide reliable returns over the medium-to-longer term. We believe that infrastructure and utility assets, with requisite earnings reliability and a linkage of earnings to inflation, offer an attractive, long-term investment proposition. Furthermore, given the predictable nature of earnings and the structural linkage of those earnings to inflation, the investment returns generated by infrastructure assets are different from standard asset classes and offer investors valuable diversification when included in an investment portfolio. In the current uncertain economic and investment climate, the reliable financial performance of infrastructure investments makes them particularly attractive and an investment in listed infrastructure can be expected to reward patient investors with a three to five year timeframe.

Sincerely,

Dennis Eagar
Portfolio Manager
MFG Asset Management

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  The UBS Developed Infrastructure & Utilities Index (Net), a former benchmark index for the Frontier MFG Core Infrastructure Fund, was discontinued on April 1, 2015.

**  1/18/12 commencement of operations.

Portfolio Total Return***

FOR PERIODS ENDED 6/30/16	FUND	MSCI INDEX	S&P GLOBAL INDEX
SIX MONTHS	14.53%	0.66%	14.09%
ONE YEAR	20.00%	(2.78)%	3.71%
AVERAGE ANNUAL SINCE INCEPTION	12.92%	9.31%	8.84%

Fund Expenses
GROSS EXPENSE RATIO	0.93%
NET EXPENSE RATIO	0.70%

This chart assumes an initial gross investment of $100,000 made on 1/18/12 (commencement of operations). Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The MSCI World Index represents large and mid cap equities across 23 Developed Markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The S&P Global Infrastructure Index is a global developed markets infrastructure and utilities benchmark. Neither index reflects investment management fees, brokerage commissions or other expenses associated with investing in equity securities. A direct investment in an index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2018, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.70% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

***  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FRONTIER
TIMPANI SMALL CAP GROWTH FUND

REPORT FROM TIMPANI CAPITAL MANAGEMENT LLC

Dear Fellow Shareholders:

The Frontier Timpani Small Cap Growth Fund strives to achieve capital appreciation by investing in a diversified portfolio of growth companies with small market capitalizations. Timpani seeks to:

•  Invest in companies where growth is robust, sustainable and underestimated by the market.

•  Conduct fundamental research that provides unique insights into the perception gap that exists between market expectations and a company's true growth rate.

•  Manage risk by continuously evaluating the size of the perception gap relative to market expectations and monitoring market sentiment.

•  Act on new relevant incremental data points, both positive and negative, in an effort to exploit investor biases.

Performance Review

For the year ended June 30, 2016, the Fund underperformed its benchmark, the Russell 2000® Growth Index, with the Institutional Class returning -20.51% (net of fees) vs. -10.75% for the benchmark.

For almost the entire period, Timpani's earnings momentum investment approach was not embraced by the market. On numerous occasions, we saw our higher growth investments meet and exceed our expectations, however, failed to be rewarded by investors. In other words, valuation multiples compressed for many high quality, secular growth stocks. Meanwhile, as long term interest rates continued to trend lower, investors drove valuations higher for many dividend-paying and lower growth stocks, such as Utilities, REITs, and Consumer Staples. To the extent Timpani tends to be "growthier" than its benchmark, these rotations worked against us, making it one of the most challenging twelve month periods in firm history.

Detailed attribution analysis of the portfolio suggests sector allocation and stock selection were negative contributors, however, stock selection drove the majority of the negative impact, typical of stylistic headwind periods. An underweight in Consumer Staples was the most notable negative contributor from an allocation standpoint. Stock selection was most negative in the traditional growth sectors of Health Care, Technology, and Consumer Discretionary while it was moderately positive within Energy. There were some bright spots with some individual names. Stand-out individual positive contributors included Technology stock, Fabrinet, Health Care stock, Ligand Pharmaceuticals, and Materials & Processing stock, U.S. Concrete. While fundamentally unrelated to one another, these companies are similar in that they all have a sustainable growth profile and are consistently meeting or exceeding analyst and investor expectations. Negative outliers included two of our biggest winners from the previous Annual Report including Adeptus Health, and Horizon Pharma. Horizon Pharma was sold from the portfolio while Adeptus Health still remains a Timpani holding.

Portfolio Outlook

Despite the difficult prior twelve months, we like the set-up for the Fund going forward. The global economy is sluggish; however, it is growing fast enough to avoid near-term recession but slow enough to maintain central bank accommodation. This is creating a favorable investment backdrop for high quality secular growth stocks, due to their scarcity in this macro environment. In addition, valuations for these growth stocks have compressed to more favorable levels in recent months. Finally, we believe the length and magnitude of the recent stylistic headwinds for the Fund have been particularly severe. Careful analysis suggests these headwinds will inevitably reverse course in time. Determining exactly when is difficult, however, the improvement we saw in late June and early July may indicate the storm has passed.

On a micro level, we think the fundamental backdrop remains constructive for the U.S. economy. Data points from company management teams continue to confirm the economy is on solid footing and that secular growth can be found in numerous pockets of the economy. That growth is being sought by investors and can potentially drive upside to analyst estimates and lead to strong stock price performance. Based on where we are in the current stock market cycle, we expect secular growth and upside surprise to be embraced by the marketplace, even though it has not been in recent quarters. Corporate balance sheets remain healthy and interest rates are near all-time lows, potentially driving more M&A and valuation support in the market.

During the period, we continued to focus on finding robust and sustainable growers where the growth is being underestimated. That research has resulted in some sector weights that vary from the benchmark weights including a significant overweight in Technology, a significant underweight in Financial Services, and moderate underweights in Consumer Discretionary, Consumer Staples, and Materials & Processing.

While the volatility in the marketplace may or may not remain elevated, we will continue to make it our mission to find companies that have characteristics consistent with our investment process. We believe this approach is most value-added for shareholders over the long term.

Thank you for your continued support.

Sincerely,

Brandon M. Nelson, CFA
Chief Investment Officer
Timpani Capital Management LLC

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  3/23/11 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/16	FUND	INDEX
SIX MONTHS	(7.51)%	(1.59)%
ONE YEAR	(20.51)%	(10.75)%
FIVE YEAR AVERAGE ANNUAL	6.99%	8.51%
AVERAGE ANNUAL SINCE INCEPTION	8.11%	8.89%

Institutional Class Expenses
GROSS EXPENSE RATIO	1.52%
NET EXPENSE RATIO	1.10%

This chart assumes an initial gross investment of $100,000 made on 3/23/11. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Timpani Capital Management LLC has contractually agreed through October 31, 2018, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets of the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

FRONTIER
NETOLS SMALL CAP VALUE FUND

REPORT FROM NETOLS ASSET MANAGEMENT, INC.

Dear Fellow Shareholders:

The Frontier Netols Small Cap Value Fund strives to achieve capital appreciation by investing at least 80% of its assets in equity securities of small capitalization companies. The Fund's performance is measured against the Russell 2000® Value Index.

Performance Review

Since its inception on December 16, 2005, the Frontier Netols Small Cap Value Fund, Institutional Class, has outperformed the benchmark after fees, returning 6.82% annualized, compared to 5.73% annualized for the Russell 2000 Value Index. For the year ended June 30, 2016, the Fund underperformed the benchmark, returning -5.99% net of fees, compared to -2.58% for the Index.

Portfolio Review

The dominant market factor over the past twelve months was, once again, anticipation of the normalization of Federal Reserve policy. While the Fed raised rates in December 2015, a series of international concerns has prevented further action during the first half of 2016. These issues include general softness in China's economy, strong currency fluctuations, and the British vote to exit the European Union. The result of these uncertainties was a flight to safety in the market. During the past year, the Fund's portfolio was positioned for a slightly improving economic outlook, which underperformed as investors flocked to safe haven Utilities and Consumer Staples. Conversely, Energy and Consumer Discretionary sectors underperformed during the period.

Positive Contributions to Relative Performance July 2015 through June 2016

•  Stock Selection — Energy, Materials and Financials

•  Overweight — Information Technology

•  Best Performing Stocks — Willbros Group, First Industrial Realty Trust, Education Realty Trust, CIRCOR International, Casey's General Stores

Negative Contributions to Relative Performance July 2015 through June 2016

•  Stock Selection — Consumer Staples

•  Overweight — Consumer Discretionary

•  Worst Performing Stocks — Performance Sports Group, Cloud Peak Energy, Accuride, Kindred Healthcare, MGIC Investment Corp.

Portfolio Outlook

We believe the U.S. economy remains stable, driven by a modestly improving employment outlook, despite monthly fluctuations. However, softness in select international economies including China and potentially the United Kingdom continue to raise concerns. Added to the mix are a combination of U.S. elections and an increased level of geopolitical tensions around the world. These factors keep the Federal Reserve cautious on future rate hikes. As a result, it appears financial markets may experience a period of higher volatility as the Fed normalizes rates over a number of years.

Thank you for your continued support.

Jeff Netols
President
Netols Asset Management, Inc.

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

Portfolio Total Return*

FOR PERIODS ENDED 6/30/16	FUND	INDEX
SIX MONTHS	3.29%	6.08%
ONE YEAR	(5.99)%	(2.58)%
FIVE YEAR AVERAGE ANNUAL	7.36%	8.15%
TEN YEAR AVERAGE ANNUAL	6.90%	5.15%

Institutional Class Expenses
GROSS EXPENSE RATIO	1.18%
NET EXPENSE RATIO	1.10%

This chart assumes an initial gross investment of $100,000 made on 6/30/06. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2018, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets for the Institutional Class. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

*  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The above graph relates to Institutional Class shares of the Fund. Performance for Class Y shares will vary from the performance of the Institutional Class shares shown above due to differences in expenses.

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FRONTIER
PHOCAS SMALL CAP VALUE FUND

REPORT FROM PHOCAS FINANCIAL CORPORATION

Dear Fellow Shareholders:

The Frontier Phocas Small Cap Value Fund strives to achieve capital appreciation by investing in a diversified portfolio of equity securities of companies with small market capitalizations. The Fund's performance is measured against the Russell 2000® Value Index.

Performance Review

For the twelve-month period ended June 30, 2016, the Frontier Phocas Small Cap Value Fund returned -1.29%, net of fees, compared to the -2.58% return of the benchmark, the Russell 2000 Value Index (the "Benchmark").

Portfolio Review and Strategy

Two factors affected equity prices significantly during the year. One of the contributing issues in broader equity markets has been the situation regarding the now realized "Brexit" vote in the United Kingdom, with continuing uncertainty about the risks of contagion if the United Kingdom were to leave the European Union, and how that might affect the economies of other countries. Additionally, there are concerns about the timing of interest rate hikes here in the U.S., and their potential negative effects on the U.S. economy.

For the year ended June 30, sectors in the Benchmark which contributed positively to the Fund's performance versus the Benchmark were Industrials and Energy. For the Fund, Industrials rose some 6% for the year, and Energy fell about 22% for the period. The Energy sector result for the Fund caused outperformance versus the Benchmark, however, we stayed away from the causes of the 39% fall of the aggregate Energy constituents in the Benchmark, leading to outperformance by the Fund in the Energy sector relative to the Benchmark.

On the other hand, as alluded to above, the Energy sector within the Benchmark declined significantly, falling 38.57% for the twelve-month period ended June 30. Overall, the Consumer Discretionary sector also impaired the Benchmark's performance, falling 17.71% for the period. The third largest declining Benchmark sector was the Health Care sector, which contracted some 13.87% for the period.

Within Industrials, the Fund was lifted by performances by SkyWest and AMERCO. The Fund's holdings in Range Resources and PDC Energy were its top two performers in the Energy group for the year ended June 30. Among the Fund's Financials holdings, REITs Sun Communities, First Industrial Realty, and Acadia Realty led the way for the period.

Offsetting those gains, the Fund's overall performance for the period was impaired most significantly by its holdings in the Information Technology sector. The top underperformers in that sector for the Fund were Verint Systems and Mentor Graphics.

Because it is quite difficult, if not impossible, to time markets or sectors on a consistent basis, our core investment strategy remains to concentrate on identifying undervalued stocks in each sector. We believe that this will continue to be the best strategy, longer-term.

We also feel that the best performing companies remain those that are finding new growth opportunities, are overhauling their operations to reduce costs significantly, or are investing their free cash flow and cash on their balance sheets to acquire promising businesses. In addition, we continue to search for companies with greatly discounted valuations based on concerns that we think can be repaired in a timely fashion. We remain fully invested with less than 5% cash or equivalents.

Thank you for your continued support.

William Schaff, CFA	Steve Block, CFA
Chief Executive Officer and Portfolio Manager	Portfolio Manager
Phocas Financial Corporation	Phocas Financial Corporation

INVESTMENT HIGHLIGHTS

Growth of a $100,000 Investment (Unaudited)

*  9/29/06 commencement of operations.

Portfolio Total Return**

FOR PERIODS ENDED 6/30/16	FUND	INDEX
SIX MONTHS	3.72%	6.08%
ONE YEAR	(1.29)%	(2.58)%
FIVE YEAR AVERAGE ANNUAL	9.32%	8.15%
AVERAGE ANNUAL SINCE INCEPTION	7.24%	5.01%

Fund Expenses
GROSS EXPENSE RATIO	1.54%
NET EXPENSE RATIO	1.10%

This chart assumes an initial gross investment of $100,000 made on 9/29/06. Returns shown include the reinvestment of all distributions. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of fee waivers, total return would be reduced. Effective October 8, 2010, Phocas Financial Corp. ("Phocas") became subadviser to the Fund and Frontegra Asset Management, Inc. became adviser to the Fund. Prior to October 8, 2010, Phocas served as adviser to the Fund. To receive current to the most recent month-end performance, please call 1-888-825-2100.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. A direct investment in the index is not possible.

Frontegra Asset Management, Inc. has contractually agreed through October 31, 2018, to waive its management fee and/or reimburse the Fund's operating expenses to the extent necessary to ensure that the Fund's total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10% of the Fund's average daily net assets. The expense ratios presented are based on the annualized expense ratios as reported in the Fund's current prospectus, which may differ from the expense ratios presented in the Fund's financial highlights.

**  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Frontier Funds

EXPENSE EXAMPLE

June 30, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds' transfer agent. If you request that a redemption be made by wire transfer, currently the Funds' transfer agent charges a $15.00 fee. A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days of purchase for the Frontier MFG Global Equity, Frontier MFG Global Plus and Frontier MFG Core Infrastructure Funds.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/16 – 6/30/16).

Actual Expenses

The first line of the table on the following page for each Fund provides information about actual account values and actual expenses. The Example includes management fees, registration fees, fee waivers/reimbursements and other expenses. However, the Example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on each of the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Frontier Funds

EXPENSE EXAMPLE (continued)

June 30, 2016 (Unaudited)

	Beginning Account Value 1/1/2016	Ending Account Value 6/30/2016	Annualized Expense Ratio*	Expenses Paid During the Period*
MFG Global Equity Fund
Actual Fund Return	$1,000.00	$976.60	0.80%	$3.93
Hypothetical 5% Return	$1,000.00	$1,020.89	0.80%	$4.02
MFG Global Plus Fund – Institutional Class
Actual Fund Return	$1,000.00	$973.60	0.80%	$3.93
Hypothetical 5% Return	$1,000.00	$1,020.89	0.80%	$4.02
MFG Core Infrastructure Fund
Actual Fund Return	$1,000.00	$1,145.30	0.70%	$3.73
Hypothetical 5% Return	$1,000.00	$1,021.38	0.70%	$3.52
Timpani Small Cap Growth Fund – Institutional Class
Actual Fund Return	$1,000.00	$924.90	1.10%	$5.26
Hypothetical 5% Return	$1,000.00	$1,019.39	1.10%	$5.52
Timpani Small Cap Growth Fund – Class Y
Actual Fund Return	$1,000.00	$922.40	1.50%	$7.17
Hypothetical 5% Return	$1,000.00	$1,017.40	1.50%	$7.52
Netols Small Cap Value Fund – Institutional Class
Actual Fund Return	$1,000.00	$1,032.90	1.10%	$5.56
Hypothetical 5% Return	$1,000.00	$1,019.39	1.10%	$5.52
Netols Small Cap Value Fund – Class Y
Actual Fund Return	$1,000.00	$1,031.20	1.10%	$5.56
Hypothetical 5% Return	$1,000.00	$1,019.39	1.10%	$5.52
Phocas Small Cap Value Fund
Actual Fund Return	$1,000.00	$1,037.20	1.10%	$5.57
Hypothetical 5% Return	$1,000.00	$1,019.39	1.10%	$5.52

*  Expenses are equal to each Fund's annualized expense ratio indicated above, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Frontier Funds

EXPENSE EXAMPLE (continued)

June 30, 2016 (Unaudited)

	Beginning Account Value	Ending Account Value 6/30/2016	Annualized Expense Ratio	Expenses Paid During the Period
MFG Global Plus Fund – Service Class
Actual Fund Return*	$1,000.00	$986.60	0.80%	$1.15
Hypothetical 5% Return**	$1,000.00	$1,020.87	0.80%	$4.03

*  Actual expenses are equal to the Fund's annualized expense ratio of 0.80% multiplied by the average account value over the period, multiplied by 53/366 to reflect the most recent fiscal period end since the MFG Global Plus Fund — Service Class commenced operations on May 9, 2016.

**  Hypothetical expenses are equal to the Fund's annualized expense ratio of 0.80% multiplied by the average account value over the period commencing January 1, 2016, multiplied by 182/366 to reflect information had the MFG Global Plus Fund — Service Class been in operation for the entire fiscal half year.

Frontier MFG Global Equity Fund

SCHEDULE OF INVESTMENTS

June 30, 2016

Number of Shares		Value
COMMON STOCKS 84.1%
	Australia 2.2%
1,477,351	Woolworths Ltd.	$23,236,634
	France 3.2%
409,816	Sanofi	34,048,779
	Switzerland 4.6%
208,565	Nestle SA	16,159,269
405,217	Novartis AG	33,446,024
		49,605,293
	United Kingdom 5.5%
38,701,992	Lloyds Banking Group PLC	28,031,624
13,478,657	Tesco PLC (a)	31,656,084
		59,687,708
	United States 68.6%
10,693	Alphabet, Inc. - Class A (a)	7,522,846
61,671	Alphabet, Inc. - Class C (a)	42,682,507
659,589	Apple, Inc.	63,056,708
446,188	CVS Health Corp.	42,718,039
1,831,803	eBay, Inc. (a)	42,882,508
278,700	HCA Holdings, Inc. (a)	21,462,687
1,343,299	Intel Corp.	44,060,207
149,993	International Business Machines Corp.	22,765,938
601,799	Lowe's Companies, Inc.	47,644,427
326,660	MasterCard, Inc. - Class A	28,765,680
1,142,472	Microsoft Corp.	58,460,292
1,197,829	Oracle Corp.	49,027,141
1,130,274	PayPal Holdings, Inc. (a)	41,266,304
406,473	QUALCOMM, Inc.	21,774,759
532,116	Target Corp.	37,152,339
545,970	The Bank of New York Mellon Corp.	21,210,934
697,898	Visa, Inc. - Class A	51,763,095
857,862	Wells Fargo & Co.	40,602,608
Number of Shares		Value
	United States 68.6% (continued)
618,149	Yum! Brands, Inc.	$51,256,915
		736,075,934
	Total Common Stocks
	(Cost $840,826,372)	902,654,348
SHORT-TERM INVESTMENTS 15.9%
	Investment Company 15.9%
170,627,433	STIT Liquid Assets Portfolio - Institutional Class, 0.44%	170,627,433
	Total Short-Term Investments
	(Cost $170,627,433)	170,627,433
	Total Investments 100.0%
	(Cost $1,011,453,805)	1,073,281,781
	Other Assets in Excess of Liabilities 0.0%	26,143
	TOTAL NET ASSETS 100.0%	$1,073,307,924

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	44.1%
Consumer Discretionary	12.7
Consumer Staples	10.6
Financials	8.4
Health Care	8.3
Total Common Stocks	84.1
Total Short-Term Investments	15.9
Total Investments	100.0
Other Assets in Excess of Liabilities	0.0
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

SCHEDULE OF INVESTMENTS

June 30, 2016

Number of Shares		Value
COMMON STOCKS 83.7%
	Australia 2.1%
44,131	Woolworths Ltd.	$694,118
	France 3.2%
12,242	Sanofi	1,017,103
	Switzerland 4.6%
6,292	Nestle SA	487,494
12,060	Novartis AG	995,415
		1,482,909
	United Kingdom 5.5%
1,156,090	Lloyds Banking Group PLC	837,349
402,629	Tesco PLC (a)	945,618
		1,782,967
	United States 68.3%
322	Alphabet, Inc. - Class A (a)	226,537
1,851	Alphabet, Inc. - Class C (a)	1,281,077
19,796	Apple, Inc.	1,892,498
13,328	CVS Health Corp.	1,276,023
54,719	eBay, Inc. (a)	1,280,972
8,325	HCA Holdings, Inc. (a)	641,108
40,316	Intel Corp.	1,322,365
4,476	International Business Machines Corp.	679,367
17,977	Lowe's Companies, Inc.	1,423,238
9,758	MasterCard, Inc. - Class A	859,289
34,385	Microsoft Corp.	1,759,481
35,781	Oracle Corp.	1,464,516
33,763	PayPal Holdings, Inc. (a)	1,232,687
12,142	QUALCOMM, Inc.	650,447
15,895	Target Corp.	1,109,789
16,309	The Bank of New York Mellon Corp.	633,605
21,005	Visa, Inc. - Class A	1,557,940
25,626	Wells Fargo & Co.	1,212,879
Number of Shares		Value
	United States 68.3% (continued)
18,465	Yum! Brands, Inc.	$1,531,118
		22,034,936
	Total Common Stocks
	(Cost $27,720,880)	27,012,033
SHORT-TERM INVESTMENTS 16.1%
	Investment Company 16.1%
5,198,505	STIT Liquid Assets Portfolio - Institutional Class, 0.44%	5,198,505
	Total Short-Term Investments
	(Cost $5,198,505)	5,198,505
	Total Investments 99.8%
	(Cost $32,919,385)	32,210,538
	Other Assets in Excess of Liabilities 0.2%	63,246
	TOTAL NET ASSETS 100.0%	$32,273,784

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Information Technology	44.0%
Consumer Discretionary	12.6
Consumer Staples	10.6
Financials	8.3
Health Care	8.2
Total Common Stocks	83.7
Total Short-Term Investments	16.1
Total Investments	99.8
Other Assets in Excess of Liabilities	0.2
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS

June 30, 2016

Number of Shares		Value
COMMON STOCKS 97.1%
	Australia 8.5%
385,608	APA Group	$2,682,048
1,172,414	AusNet Services	1,443,968
789,283	DUET Group	1,480,386
173,836	Macquarie Atlas Roads Group	677,972
593,333	Spark Infrastructure Group	1,087,159
801,211	Sydney Airport	4,183,647
676,228	Transurban Group	6,090,638
		17,645,818
	Austria 0.3%
27,272	Flughafen Wien AG	736,220
	Canada 8.9%
50,055	Emera, Inc.	1,883,722
147,284	Enbridge, Inc.	6,239,292
101,738	Fortis, Inc.	3,438,909
149,487	TransCanada Corp.	6,764,201
12,902	Valener, Inc.	218,903
		18,545,027
	France 5.0%
35,560	Aeroports de Paris	3,896,347
77,567	Eutelsat Communications SA	1,464,091
191,124	Groupe Eurotunnel SE	2,018,794
137,785	SES SA - ADR	2,949,652
		10,328,884
	Germany 0.8%
30,792	Fraport AG Frankfurt Airport Services Worldwide	1,648,638
	Hong Kong 2.8%
630,652	Power Assets Holdings Ltd.	5,798,545
	Italy 7.9%
218,828	Atlantia SpA	5,467,429
1,061,030	Snam SpA	6,343,321
Number of Shares		Value
	Italy 7.9% (continued)
80,260	Societa Iniziative Autostradali e Servizi SpA	$692,733
722,369	Terna Rete Elettrica Nazionale SpA	4,020,075
		16,523,558
	Mexico 2.2%
106,238	Grupo Aeroportuario del Centro Norte SAB de CV	633,097
159,984	Grupo Aeroportuario del Pacifico SAB de CV - Class B	1,644,683
94,207	Grupo Aeroportuario del Sureste SAB de CV - Class B	1,501,124
611,157	OHL Mexico SAB de CV (a)	748,797
		4,527,701
	Netherlands 1.1%
45,942	Koninklijke Vopak NV	2,286,979
	New Zealand 1.3%
396,668	Auckland International Airport Ltd.	1,845,255
351,447	Vector Ltd.	827,815
		2,673,070
	Spain 9.3%
343,749	Abertis Infraestructuras SA	5,079,804
44,986	Aena SA	5,962,945
79,062	Cellnex Telecom SAU	1,240,690
85,798	Enagas SA	2,621,164
48,614	Red Electrica Corp. SA	4,343,862
		19,248,465
	Switzerland 0.9%
10,175	Flughafen Zuerich AG	1,800,680
	United Kingdom 6.8%
425,264	National Grid PLC	6,253,678
137,339	Pennon Group PLC	1,736,975
84,579	Severn Trent PLC	2,759,760
244,963	United Utilities Group PLC	3,395,285
		14,145,698

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Number of Shares		Value
COMMON STOCKS 97.1% (continued)
	United States 41.3%
7,159	ALLETE, Inc.	$462,686
36,890	Alliant Energy Corp.	1,464,533
39,004	Ameren Corp.	2,089,834
65,634	American Electric Power Co., Inc.	4,600,287
6,560	American States Water Co.	287,459
40,164	American Tower Corp.	4,563,032
27,383	American Water Works Co., Inc.	2,314,137
31,147	Aqua America, Inc.	1,110,702
15,723	Atmos Energy Corp.	1,278,594
9,229	Avista Corp.	413,459
7,850	California Water Service Group	274,201
45,688	CMS Energy Corp.	2,095,252
48,600	Consolidated Edison, Inc.	3,909,384
46,785	Crown Castle International Corp.	4,745,403
58,803	Dominion Resources, Inc.	4,582,518
54,308	Duke Energy Corp.	4,659,083
53,881	Edison International	4,184,937
5,972	El Paso Electric Co.	282,296
52,458	Eversource Energy	3,142,234
26,095	Great Plains Energy, Inc.	793,288
7,439	IDACORP, Inc.	605,163
23,493	ITC Holdings Corp.	1,099,942
52,086	NiSource, Inc.	1,381,321
4,041	Northwest Natural Gas Co.	261,938
6,962	NorthWestern Corp.	439,093
7,569	ONE Gas, Inc.	504,020
70,714	PG&E Corp.	4,520,039
12,326	Piedmont Natural Gas Co., Inc.	741,039
17,741	Pinnacle West Capital Corp.	1,438,085
11,788	PNM Resources, Inc.	417,767
15,637	Portland General Electric Co.	689,904
110,613	PPL Corp.	4,175,641
25,972	Questar Corp.	658,910
23,276	SCANA Corp.	1,761,062
39,661	Sempra Energy	4,522,147
1,405	SJW Corp.	55,329
Number of Shares		Value
	United States 41.3% (continued)
6,903	Southwest Gas Corp.	$543,335
6,408	Spire, Inc.	453,943
36,228	TECO Energy, Inc.	1,001,342
6,418	The Empire District Electric Co.	218,020
87,840	The Southern Co.	4,710,859
52,200	WEC Energy Group, Inc.	3,408,660
21,787	Westar Energy, Inc.	1,222,033
84,002	Xcel Energy, Inc.	3,761,610
		85,844,521
	Total Common Stocks
	(Cost $176,470,939)	201,753,804
CLOSED-END FUNDS 0.8%
	United Kingdom 0.8%
446,232	HICL Infrastructure Co. Ltd.	1,013,610
356,331	International Public Partnerships Ltd.	718,884
		1,732,494
	Total Closed-End Funds
	(Cost $1,769,302)	1,732,494
SHORT-TERM INVESTMENTS 1.1%
	Investment Company 1.1%
2,376,283	STIT Liquid Assets Portfolio - Institutional Class, 0.44%	2,376,283
	Total Short-Term Investments
	(Cost $2,376,283)	2,376,283
	Total Investments 99.0%
	(Cost $180,616,524)	205,862,581
	Other Assets in Excess of Liabilities 1.0%	2,122,589
	TOTAL NET ASSETS 100.0%	$207,985,170

(a)  Non-Income Producing.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Integrated Power	28.4%
Transmission & Distribution	16.9
Airports	11.5
Toll Roads	10.0
Gas Utilities	8.7
Energy Infrastructure	8.7
Communications	7.2
Water Utilities	5.7
Total Common Stocks	97.1
Social	0.8
Total Closed-End Funds	0.8
Total Short-Term Investments	1.1
Total Investments	99.0
Other Assets in Excess of Liabilities	1.0
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS

June 30, 2016

Number of Shares		Value
COMMON STOCKS 97.8%
	Consumer Discretionary 15.9%
4,378	American Woodmark Corp. (a)	$290,612
21,560	Century Communities, Inc. (a)	373,850
17,649	Chuy's Holdings, Inc. (a)	610,832
4,087	Five Below, Inc. (a)	189,678
21,062	LGI Homes, Inc. (a)	672,720
2,260	Lithia Motors, Inc. - Class A	160,618
13,381	MCBC Holdings, Inc.	147,860
13,338	Motorcar Parts of America, Inc. (a)	362,527
54,079	Nautilus, Inc. (a)	964,769
39,414	PFSweb, Inc. (a)	374,433
3,193	Pool Corp.	300,238
24,934	Red Lion Hotels Corp. (a)	181,021
20,876	Skechers U.S.A., Inc. - Class A (a)	620,435
13,916	Sonic Corp.	376,428
6,740	Stamps.com, Inc. (a)	589,211
9,579	The Children's Place, Inc.	768,044
43,349	Tile Shop Holdings, Inc. (a)	861,778
5,967	Vail Resorts, Inc.	824,818
5,991	Zoe's Kitchen, Inc. (a)	217,294
		8,887,166
	Consumer Staples 1.9%
12,214	Primo Water Corp. (a)	144,247
9,009	TreeHouse Foods, Inc. (a)	924,774
		1,069,021
	Financial Services 4.2%
13,885	Euronet Worldwide, Inc. (a)	960,703
14,350	LendingTree, Inc. (a)	1,267,536
23,968	Planet Payment, Inc. (a)	107,616
		2,335,855
	Health Care 22.9%
6,605	ABIOMED, Inc. (a)	721,860
18,098	Adeptus Health, Inc. - Class A (a)	934,943
7,794	Air Methods Corp. (a)	279,259
20,432	Amedisys, Inc. (a)	1,031,407
18,814	AMN Healthcare Services, Inc. (a)	751,996
Number of Shares		Value
	Health Care 22.9% (continued)
16,547	BioTelemetry, Inc. (a)	$269,716
9,647	Cambrex Corp. (a)	499,039
11,034	Cantel Medical Corp.	758,367
49,343	Cross Country Healthcare, Inc. (a)	686,855
13,730	Cynosure, Inc. - Class A (a)	667,896
14,853	Dipexium Pharmaceuticals, Inc. (a)	147,193
21,579	Heska Corp. (a)	802,091
5,099	ICU Medical, Inc. (a)	574,912
17,561	iRadimed Corp. (a)	382,127
11,461	LeMaitre Vascular, Inc.	163,549
15,676	Ligand Pharmaceuticals, Inc. (a)	1,869,677
48,316	NeoGenomics, Inc. (a)	388,461
8,211	Nevro Corp. (a)	605,643
9,710	NuVasive, Inc. (a)	579,881
9,054	Penumbra, Inc. (a)	538,713
8,600	The Ensign Group, Inc.	180,686
		12,834,271
	Materials & Processing 7.5%
10,103	Aceto Corp.	221,155
9,162	Beacon Roofing Supply, Inc. (a)	416,596
35,013	Headwaters, Inc. (a)	628,133
7,665	Installed Building Products, Inc. (a)	278,163
16,479	Quanex Building Products Corp.	306,345
39,071	Summit Materials, Inc. - Class A (a)	799,393
25,217	U.S. Concrete, Inc. (a)	1,535,967
		4,185,752
	Producer Durables 14.7%
8,824	Benefitfocus, Inc. (a)	336,371
6,480	CoStar Group, Inc. (a)	1,416,917
35,780	CUI Global, Inc. (a)	180,689
28,698	Darling Ingredients, Inc. (a)	427,600
23,194	Dycom Industries, Inc. (a)	2,081,894
11,170	Echo Global Logistics, Inc. (a)	250,431
10,678	Granite Construction, Inc.	486,383

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Number of Shares		Value
COMMON STOCKS 97.8% (continued)
	Producer Durables 14.7% (continued)
5,232	HEICO Corp.	$349,550
5,353	John Bean Technologies Corp.	327,711
8,071	Knight Transportation, Inc.	214,527
28,126	MasTec, Inc. (a)	627,772
11,144	Mistras Group, Inc. (a)	266,007
17,342	NV5 Global, Inc. (a)	493,206
2,868	TransDigm Group, Inc. (a)	756,263
		8,215,321
	Technology 29.6%
19,284	Apigee Corp. (a)	235,650
20,895	Autobytel, Inc. (a)	289,814
19,475	BroadSoft, Inc. (a)	799,059
35,854	CEVA, Inc. (a)	974,153
4,837	Coherent, Inc. (a)	443,940
23,705	CommVault Systems, Inc. (a)	1,023,819
26,109	Fabrinet (a)	969,166
64,939	Five9, Inc. (a)	772,774
30,478	Gigamon, Inc. (a)	1,139,572
33,099	GTT Communications, Inc. (a)	611,669
3,963	Imperva, Inc. (a)	170,449
10,964	InterXion Holding NV (a)	404,353
14,472	LogMeIn, Inc. (a)	917,959
20,383	Lumentum Holdings, Inc. (a)	493,268
5,077	M/A-COM Technology Solutions Holdings, Inc. (a)	167,439
47,734	NeoPhotonics Corp. (a)	454,905
19,873	Orbotech Ltd. (a)	507,755
12,019	Paycom Software, Inc. (a)	519,341
19,254	Perficient, Inc. (a)	391,049
3,518	Proofpoint, Inc. (a)	221,951
17,830	Q2 Holdings, Inc. (a)	499,597
5,624	Shopify, Inc. - Class A (a)	172,994
17,905	The KEYW Holding Corp. (a)	177,976
20,840	The Rubicon Project, Inc. (a)	284,466
Number of Shares		Value
	Technology 29.6% (continued)
6,279	The Ultimate Software Group, Inc. (a)	$1,320,411
55,829	TubeMogul, Inc. (a)	664,365
8,428	Tyler Technologies, Inc. (a)	1,405,032
99,418	USA Technologies, Inc. (a)	424,515
4,781	Varonis Systems, Inc. (a)	114,840
		16,572,281
	Utilities 1.1%
44,706	Boingo Wireless, Inc. (a)	398,777
3,657	j2 Global, Inc.	231,013
		629,790
	Total Common Stocks
	(Cost $46,775,320)	54,729,457
SHORT-TERM INVESTMENTS 2.9%
	Investment Company 2.9%
1,601,508	STIT Liquid Assets Portfolio - Institutional Class, 0.44%	1,601,508
	Total Short-Term Investments
	(Cost $1,601,508)	1,601,508
	Total Investments 100.7%
	(Cost $48,376,828)	56,330,965
	Liabilities in Excess of Other Assets (0.7)%	(366,714)
	TOTAL NET ASSETS 100.0%	$55,964,251

(a)  Non-Income Producing.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Technology	29.6%
Health Care	22.9
Consumer Discretionary	15.9
Producer Durables	14.7
Materials & Processing	7.5
Financial Services	4.2
Consumer Staples	1.9
Utilities	1.1
Total Common Stocks	97.8
Total Short-Term Investments	2.9
Total Investments	100.7
Liabilities in Excess of Other Assets	(0.7)
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS

June 30, 2016

Number of Shares		Value
COMMON STOCKS 97.2%
	Consumer Discretionary 15.0%
35,844	Accuride Corp. (a)	$44,447
62,237	Arctic Cat, Inc.	1,058,029
28,408	Bob Evans Farms, Inc.	1,078,084
25,044	Cabela's, Inc. (a)	1,253,703
11,774	Carter's, Inc.	1,253,578
37,733	Ethan Allen Interiors, Inc.	1,246,698
23,410	Gentherm, Inc. (a)	801,792
81,316	Lumber Liquidators Holdings, Inc. (a)	1,253,893
81,814	Noodles & Co. (a)	800,141
93,288	Performance Sports Group Ltd. (a)	279,864
18,276	Tenneco, Inc. (a)	851,844
14,345	The Cheesecake Factory, Inc.	690,568
		10,612,641
	Consumer Staples 4.8%
23,483	Cal-Maine Foods, Inc.	1,040,766
13,536	Casey's General Stores, Inc.	1,780,119
118,355	SUPERVALU, Inc. (a)	558,636
		3,379,521
	Energy 5.7%
111,810	Bill Barrett Corp. (a)	714,466
268,548	McDermott International, Inc. (a)	1,326,627
22,395	Oil States International, Inc. (a)	736,348
141,780	Synergy Resources Corp. (a)	944,255
124,207	Willbros Group, Inc. (a)	314,243
		4,035,939
	Financials 20.2%
42,387	BancorpSouth, Inc.	961,761
55,797	CenterState Banks, Inc.	878,803
22,237	Community Bank System, Inc.	913,718
19,457	Endurance Specialty Holdings Ltd.	1,306,732
37,804	Glacier Bancorp, Inc.	1,004,830
175,859	MGIC Investment Corp. (a)	1,046,361
67,509	Old National Bancorp	845,888
40,949	Selective Insurance Group, Inc.	1,564,661
Number of Shares		Value
	Financials 20.2% (continued)
51,296	State Bank Financial Corp.	$1,043,874
79,317	Sterling Bancorp	1,245,277
19,884	The Hanover Insurance Group, Inc.	1,682,584
31,989	Union Bankshares Corp.	790,448
30,009	Webster Financial Corp.	1,018,806
		14,303,743
	Health Care 9.7%
57,864	Albany Molecular Research, Inc. (a)	777,692
23,368	CONMED Corp.	1,115,354
15,024	Integra LifeSciences Holdings Corp. (a)	1,198,615
79,424	Invacare Corp.	963,413
68,868	Kindred Healthcare, Inc.	777,520
12,425	U.S. Physical Therapy, Inc.	748,109
19,321	VCA Antech, Inc. (a)	1,306,293
		6,886,996
	Industrials 13.7%
43,452	Brady Corp. - Class A	1,327,893
56,111	Briggs & Stratton Corp.	1,188,431
17,912	CIRCOR International, Inc.	1,020,805
87,325	Commercial Vehicle Group, Inc. (a)	454,090
10,801	Genesee & Wyoming, Inc. - Class A (a)	636,719
31,641	Herman Miller, Inc.	945,749
90,900	PGT, Inc. (a)	936,270
41,018	Thermon Group Holdings, Inc. (a)	787,956
39,358	TriMas Corp. (a)	708,444
11,511	United Rentals, Inc. (a)	772,388
13,150	Westinghouse Air Brake Technologies Corp.	923,525
		9,702,270

The accompanying notes are an integral part of these financial statements.

Frontier Netols Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Number of Shares		Value
COMMON STOCKS 97.2% (continued)
	Information Technology 14.0%
42,343	Bottomline Technologies (de), Inc. (a)	$911,645
14,120	CACI International, Inc. - Class A (a)	1,276,589
66,362	Entegris, Inc. (a)	960,258
13,098	Fair Isaac Corp.	1,480,205
106,765	FormFactor, Inc. (a)	959,817
37,603	ManTech International Corp. - Class A	1,422,145
24,791	Plexus Corp. (a)	1,070,971
35,199	Progress Software Corp. (a)	966,565
46,092	VeriFone Systems, Inc. (a)	854,546
		9,902,741
	Materials 6.4%
3,919	Acuity Brands, Inc.	971,755
19,662	Carpenter Technology Corp.	647,470
11,689	Compass Minerals International, Inc.	867,207
13,495	Sensient Technologies Corp.	958,685
39,420	Unifi, Inc. (a)	1,073,406
		4,518,523
	Real Estate Investment Trusts 7.7%
29,589	Education Realty Trust, Inc.	1,365,237
65,886	FelCor Lodging Trust, Inc.	410,470
43,777	First Industrial Realty Trust, Inc.	1,217,876
11,555	National Health Investors, Inc.	867,665
21,274	Sun Communities, Inc.	1,630,439
		5,491,687
	Total Common Stocks
	(Cost $49,545,390)	68,834,061
Number of Shares		Value
SHORT-TERM INVESTMENTS 2.8%
	Investment Company 2.8%
1,979,369	STIT Liquid Assets Portfolio - Institutional Class, 0.44%	$1,979,369
	Total Short-Term Investments
	(Cost $1,979,369)	1,979,369
	Total Investments 100.0%
	(Cost $51,524,759)	70,813,430
	Other Assets in Excess of Liabilities 0.0%	4,687
	TOTAL NET ASSETS 100.0%	$70,818,117

(a)  Non-Income Producing.

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	20.2%
Consumer Discretionary	15.0
Information Technology	14.0
Industrials	13.7
Health Care	9.7
Real Estate Investment Trusts	7.7
Materials	6.4
Energy	5.7
Consumer Staples	4.8
Total Common Stocks	97.2
Total Short-Term Investments	2.8
Total Investments	100.0
Other Assets in Excess of Liabilities	0.0
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS

June 30, 2016

Number of Shares		Value
COMMON STOCKS 97.8%
	Consumer Discretionary 8.9%
3,274	Columbia Sportswear Co.	$188,386
3,685	Dick's Sporting Goods, Inc.	166,046
20,515	Entercom Communications Corp. - Class A	278,389
9,717	Express, Inc. (a)	140,994
30,099	J.C. Penney Co., Inc. (a)	267,279
5,834	Meredith Corp.	302,843
15,681	National CineMedia, Inc.	242,742
17,914	Ruth's Hospitality Group, Inc.	285,728
14,014	Sinclair Broadcast Group, Inc. - Class A	418,458
13,378	The E.W. Scripps Co. - Class A (a)	211,907
9,685	TopBuild Corp. (a)	350,597
		2,853,369
	Consumer Staples 1.1%
8,476	Dean Foods Co.	153,331
1,916	TreeHouse Foods, Inc. (a)	196,677
		350,008
	Energy 5.7%
26,553	Callon Petroleum Co. (a)	298,190
12,595	Carrizo Oil & Gas, Inc. (a)	451,531
6,328	PDC Energy, Inc. (a)	364,556
9,038	Range Resources Corp.	389,899
36,526	Ring Energy, Inc. (a)	322,159
		1,826,335
	Financials 24.4%
4,024	Artisan Partners Asset Management, Inc. - Class A	111,384
13,251	BankFinancial Corp.	158,880
9,525	Banner Corp.	405,194
14,174	BNC Bancorp	321,892
4,630	Brown & Brown, Inc.	173,486
5,447	Bryn Mawr Bank Corp.	159,052
6,268	Capital Bank Financial Corp.	180,518
25,017	CenterState Banks, Inc.	394,018
Number of Shares		Value
	Financials 24.4% (continued)
36,164	CNO Financial Group, Inc.	$631,424
14,762	Fidelity Southern Corp.	231,321
9,129	Heartland Financial USA, Inc.	322,163
18,214	Heritage Commerce Corp.	191,793
14,488	Heritage Financial Corp.	254,699
39,382	Heritage Oaks Bancorp	312,693
5,358	IBERIABANK Corp.	320,033
12,327	NorthStar Asset Management Group, Inc.	125,859
14,709	Pacific Premier Bancorp, Inc. (a)	353,016
31,693	Park Sterling Corp.	224,703
24,513	Radian Group, Inc.	255,426
4,564	Selective Insurance Group, Inc.	174,390
16,845	State Bank Financial Corp.	342,796
10,101	Synovus Financial Corp.	292,828
7,519	TowneBank	162,786
12,809	TriCo Bancshares	353,528
25,331	United Community Banks, Inc.	463,304
7,231	Wintrust Financial Corp.	368,781
19,637	Yadkin Financial Corp.	492,692
		7,778,659
	Health Care 4.2%
18,234	Aceto Corp.	399,142
7,413	Alere, Inc. (a)	308,974
4,720	PAREXEL International Corp. (a)	296,794
10,082	PharMerica Corp. (a)	248,622
23,435	Progenics Pharmaceuticals, Inc. (a)	98,896
		1,352,428
	Industrials 15.1%
5,139	ABM Industries, Inc.	187,471
1,341	Allegiant Travel Co.	203,161
5,222	Astec Industries, Inc.	293,215
33,659	CBIZ, Inc. (a)	350,390
4,683	Curtiss-Wright Corp.	394,543
7,313	Deluxe Corp.	485,364
3,272	EMCOR Group, Inc.	161,179

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Number of Shares		Value
COMMON STOCKS 97.8% (continued)
	Industrials 15.1% (continued)
3,002	Esterline Technologies Corp. (a)	$186,244
11,502	Gibraltar Industries, Inc. (a)	363,118
3,892	Kadant, Inc.	200,477
11,176	MYR Group, Inc. (a)	269,118
3,242	Nortek, Inc. (a)	192,283
4,129	On Assignment, Inc. (a)	152,566
15,863	SkyWest, Inc.	419,735
14,696	Tetra Tech, Inc.	451,829
7,274	The Timken Company	223,021
23,486	Wabash National Corp. (a)	298,272
		4,831,986
	Information Technology 11.1%
33,892	Cypress Semiconductor Corp.	357,561
7,679	Integrated Device Technology, Inc. (a)	154,578
11,342	Intersil Corp. - Class A	153,571
9,001	Mentor Graphics Corp.	191,361
17,834	NCR Corp. (a)	495,250
16,538	Photronics, Inc. (a)	147,354
7,624	Plexus Corp. (a)	329,357
12,139	Progress Software Corp. (a)	333,337
6,543	Science Applications International Corp.	381,784
5,579	Silicon Motion Technology Corp. - ADR	266,676
9,049	VASCO Data Security International, Inc. (a)	148,313
11,863	VeriFone Systems, Inc. (a)	219,940
7,249	Verint Systems, Inc. (a)	240,159
7,053	Web.com Group, Inc. (a)	128,224
		3,547,465
	Materials 4.5%
1,527	Ashland, Inc.	175,254
12,239	Ferro Corp. (a)	163,758
3,153	Kaiser Aluminum Corp.	285,063
Number of Shares		Value
	Materials 4.5% (continued)
12,301	KapStone Paper and Packaging Corp.	$160,036
6,004	Materion Corp.	148,659
7,181	Sensient Technologies Corp.	510,138
		1,442,908
	Real Estate Investment Trusts 16.3%
11,912	Acadia Realty Trust	423,114
8,876	CoreSite Realty Corp.	787,212
7,319	Education Realty Trust, Inc.	337,699
21,626	First Industrial Realty Trust, Inc.	601,635
11,433	Hudson Pacific Properties, Inc.	333,615
11,230	Kite Realty Group Trust	314,777
15,741	National Storage Affiliates Trust	327,728
11,783	Pebblebrook Hotel Trust	309,304
3,623	QTS Realty Trust, Inc. - Class A	202,816
16,908	Rexford Industrial Realty, Inc.	356,590
18,536	Sabra Health Care REIT, Inc.	382,490
3,469	Seritage Growth Properties - Class A	172,895
8,536	Sun Communities, Inc.	654,199
		5,204,074
	Utilities 6.5%
6,861	Black Hills Corp.	432,517
5,506	Chesapeake Utilities Corp.	364,387
2,721	IDACORP, Inc.	221,353
8,432	PNM Resources, Inc.	298,830
5,858	Portland General Electric Co.	258,455
5,814	South Jersey Industries, Inc.	183,839
4,277	Spire, Inc.	302,983
		2,062,364
	Total Common Stocks
	(Cost $26,694,795)	31,249,596

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

SCHEDULE OF INVESTMENTS (continued)

June 30, 2016

Number of Shares		Value
SHORT-TERM INVESTMENTS 2.1%
	Investment Company 2.1%
677,054	STIT Liquid Assets Portfolio - Institutional Class, 0.44%	$677,054
	Total Short-Term Investments
	(Cost $677,054)	677,054
	Total Investments 99.9%
	(Cost $27,371,849)	31,926,650
	Other Assets in Excess of Liabilities 0.1%	19,833
	TOTAL NET ASSETS 100.0%	$31,946,483

(a)  Non-Income Producing.

ADR - American Depositary Receipt

PORTFOLIO DIVERSIFICATION

Sectors	Percentage
Financials	24.4%
Real Estate Investment Trusts	16.3
Industrials	15.1
Information Technology	11.1
Consumer Discretionary	8.9
Utilities	6.5
Energy	5.7
Materials	4.5
Health Care	4.2
Consumer Staples	1.1
Total Common Stocks	97.8
Total Short-Term Investments	2.1
Total Investments	99.9
Other Assets in Excess of Liabilities	0.1
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Core Infrastructure Fund
ASSETS:
Investments at cost	$1,011,453,805	$32,919,385	$180,616,524
Foreign currency at cost	$21,999	$19,636	$911,539
Investments at value	$1,073,281,781	$32,210,538	$205,862,581
Foreign currency at value	21,305	18,987	911,528
Receivable for Fund shares sold	65,246	50,000	347,801
Interest and dividends receivable	660,237	4,249	1,195,998
Prepaid expenses and other assets	25,280	16,402	16,032
Total assets	1,074,053,849	32,300,176	208,333,940
LIABILITIES:
Payable for Fund shares redeemed	—	—	220,229
Payable to Adviser	669,014	7,085	100,728
Accrued shareholder servicing fees	—	34	—
Accrued expenses	76,911	19,273	27,813
Total liabilities	745,925	26,392	348,770
Net Assets	$1,073,307,924	$32,273,784	$207,985,170
NET ASSETS CONSIST OF:
Paid in capital	$989,259,329	$32,908,567	$183,602,417
Undistributed net investment income	6,187,250	88,486	400,621
Accumulated undistributed net realized gain (loss)	16,081,027	(13,717)	(1,241,272)
Net unrealized appreciation/depreciation on:
Investments	61,827,976	(708,847)	25,246,057
Foreign currency	(47,658)	(705)	(22,653)
Net Assets	$1,073,307,924	$32,273,784	$207,985,170
CAPITAL STOCK, $0.01 PAR VALUE		Institutional Class
Net Assets	$1,073,307,924	$21,546,422	$207,985,170
Authorized	100,000,000	100,000,000	50,000,000
Issued and Outstanding	71,307,236	2,246,608	13,623,333
Net Asset Value, Redemption Price and Offering Price Per Share	$15.05	$9.59	$15.27
CAPITAL STOCK, $0.01 PAR VALUE		Service Class
Net Assets		$10,727,362
Authorized		50,000,000
Issued and Outstanding		1,117,952
Net Asset Value, Redemption Price and Offering Price Per Share		$9.60

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF ASSETS AND LIABILITIES (continued)

June 30, 2016

	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund
ASSETS:
Investments at cost	$48,376,828	$51,524,759	$27,371,849
Investments at value	$56,330,965	$70,813,430	$31,926,650
Cash	—	7,394	—
Receivable for investments sold	819,786	79,838	—
Receivable for Fund shares sold	3,831	7,398	26,957
Interest and dividends receivable	8,087	54,786	45,823
Prepaid expenses and other assets	12,215	6,360	7,439
Total assets	57,174,884	70,969,206	32,006,869
LIABILITIES:
Payable for investments purchased	1,150,057	67,601	—
Payable for Fund shares redeemed	—	7,472	26,305
Payable to Adviser	41,604	58,721	21,584
Accrued distribution and shareholder servicing fees	1,109	3,330	—
Accrued expenses	17,863	13,965	12,497
Total liabilities	1,210,633	151,089	60,386
Net Assets	$55,964,251	$70,818,117	$31,946,483
NET ASSETS CONSIST OF:
Paid in capital	$59,061,388	$50,063,758	$27,701,407
Undistributed net investment income (loss)	(181,625)	20,478	89,296
Accumulated undistributed net realized gain (loss)	(10,869,649)	1,445,210	(399,021)
Net unrealized appreciation on investments	7,954,137	19,288,671	4,554,801
Net Assets	$55,964,251	$70,818,117	$31,946,483
CAPITAL STOCK, $0.01 PAR VALUE	Institutional Class	Institutional Class
Net Assets	$52,595,263	$70,668,064	$31,946,483
Authorized	50,000,000	50,000,000	100,000,000
Issued and Outstanding	3,562,151	8,048,258	954,939
Net Asset Value, Redemption Price and Offering Price Per Share	$14.77	$8.78	$33.45
CAPITAL STOCK, $0.01 PAR VALUE	Class Y	Class Y
Net Assets	$3,368,988	$150,053
Authorized	50,000,000	50,000,000
Issued and Outstanding	230,372	18,143
Net Asset Value, Redemption Price and Offering Price Per Share	$14.62	$8.27

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2016

	MFG Global Equity Fund	MFG Global Plus Fund	MFG Core Infrastructure Fund
INVESTMENT INCOME:
Dividend income	$18,205,863 (1)	$218,554 (2)	$6,190,329 (3)
Interest income	476,186	8,146	7,854
Total investment income	18,682,049	226,700	6,198,183
EXPENSES:
Investment advisory fees	8,777,244	110,761	1,256,579
Fund administration and accounting fees	246,489	25,799	67,430
Custody fees	104,565	32,619	50,439
Federal and state registration fees	41,616	32,122	28,515
Transfer agent fees	29,088	7,117	13,907
Directors' fees and related expenses	22,500	19,255	22,500
Audit fees	17,343	17,229	17,343
Reports to shareholders	11,932	5,105	7,833
Legal fees	10,485	12,247	10,437
Shareholder servicing fees - Service Class	—	35	—
Other	59,048	9,526	17,233
Total expenses before waiver and reimbursement	9,320,310	271,815	1,492,216
Waiver and reimbursement of expenses by Adviser	(543,066)	(161,019)	(235,636)
Net expenses	8,777,244	110,796	1,256,580
Net Investment Income	9,904,805	115,904	4,941,603
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	32,621,342	(9,241)	(644,468)
Foreign currency transactions	29,624	(730)	(80,313)
Change in net unrealized appreciation/depreciation on:
Investments	(67,202,067)	(633,956)	29,818,171
Foreign currency transactions	27,804	(569)	(19,400)
Net Realized and Unrealized Gain (Loss) on Investments	(34,523,297)	(644,496)	29,073,990
Net Increase (Decrease) in Net Assets Resulting from Operations	$(24,618,492)	$(528,592)	$34,015,593

(1)  Net of $377,898 in foreign withholding taxes.

(2)  Net of $5,572 in foreign withholding taxes.

(3)  Net of $520,309 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF OPERATIONS (continued)

For the Year Ended June 30, 2016

	Timpani Small Cap Growth Fund	Netols Small Cap Value Fund	Phocas Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$176,919 (4)	$800,140	$459,058
Interest income	3,942	5,601	2,080
Total investment income	180,861	805,741	461,138
EXPENSES:
Investment advisory fees	545,258	688,658	297,718
Fund administration and accounting fees	38,361	38,923	34,039
Federal and state registration fees	29,418	14,334	24,757
Directors' fees and related expenses	22,500	22,500	22,501
Transfer agent fees	22,124	14,852	10,365
Custody fees	15,449	13,113	16,398
Audit fees	15,345	15,343	15,343
Distribution and shareholder servicing fees - Class Y	12,175	—	—
Legal fees	11,013	12,132	11,546
Reports to shareholders	10,916	5,386	4,263
Other	6,582	8,522	5,686
Total expenses before waiver and reimbursement	729,141	833,763	442,616
Waiver and reimbursement of expenses by Adviser	(117,182)	(76,239)	(115,125)
Net expenses	611,959	757,524	327,491
Net Investment Income (Loss)	(431,098)	48,217	133,647
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(8,964,275)	5,998,585	(367,619)
Change in net unrealized appreciation/depreciation on investments	(2,635,556)	(10,460,813)	49,824
Net Realized and Unrealized Loss on Investments	(11,599,831)	(4,462,228)	(317,795)
Net Decrease in Net Assets Resulting from Operations	$(12,030,929)	$(4,414,011)	$(184,148)

(4)  Net of $116 in foreign withholding taxes.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS

	MFG Global Equity Fund		MFG Global Plus Fund
	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2016	For the Period March 23, 2015(1) through June 30, 2015
OPERATIONS:
Net investment income	$9,904,805	$6,175,435	$115,904	$14,591
Net realized gain (loss) on:
Investments	32,621,342	27,905,829	(9,241)	(4,476)
Foreign currency transactions	29,624	(102,432)	(730)	2,258
Change in net unrealized appreciation/depreciation on:
Investments	(67,202,067)	31,856,303	(633,956)	(74,891)
Foreign currency transactions	27,804	(102,745)	(569)	(136)
Net increase (decrease) in net assets resulting from operations	(24,618,492)	65,732,390	(528,592)	(62,654)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:			Institutional Class	Institutional Class
Net investment income	(8,131,435)	(7,806,584)	(43,537)	—
Net realized gain on investments	(33,623,773)	(14,749,904)	—	—
Net decrease in net assets resulting from distributions paid	(41,755,208)	(22,556,488)	(43,537)	—
CAPITAL SHARE TRANSACTIONS:			Institutional Class	Institutional Class
Shares sold	139,961,409	498,489,918	16,371,092	5,922,000
Shares issued to holders in reinvestment of distributions	37,406,977	20,274,009	28,167	—
Shares redeemed	(144,216,930)	(246,459,830)	(237,986)	—
Redemption fees	5,345	1,688	—	—
Net increase in net assets resulting from capital share transactions	33,156,801	272,305,785	16,161,273	5,922,000
CAPITAL SHARE TRANSACTIONS(2):			Service Class
Shares sold			10,966,860
Shares redeemed			(142,470)
Redemption fees			904
Net increase in net assets resulting from capital share transactions			10,825,294
Total Increase (Decrease) in Net Assets	(33,216,899)	315,481,687	26,414,438	5,859,346
NET ASSETS:
Beginning of Period	1,106,524,823	791,043,136	5,859,346	—
End of Period	$1,073,307,924	$1,106,524,823	$32,273,784	$5,859,346
Undistributed net investment income	$6,187,250	$4,384,256	$88,486	$16,849
TRANSACTIONS IN SHARES:			Institutional Class	Institutional Class
Shares sold	9,015,780	32,287,531	1,676,557	591,226
Shares issued to holders in reinvestment of distributions	2,467,479	1,313,083	2,907	—
Shares redeemed	(9,364,338)	(16,019,051)	(24,082)	—
Net increase in shares outstanding	2,118,921	17,581,563	1,655,382	591,226
TRANSACTIONS IN SHARES(2):			Service Class
Shares sold			1,132,625
Shares redeemed			(14,673)
Net increase in shares outstanding			1,117,952

(1)  Commencement of operations.

(2)  Service Class commenced operations on May 9, 2016.

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	MFG Core Infrastructure Fund		Timpani Small Cap Growth Fund
	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
OPERATIONS:
Net investment income (loss)	$4,941,603	$3,030,256	$(431,098)	$(306,299)
Net realized gain (loss) on:
Investments	(644,468)	18,860	(8,964,275)	(1,321,289)
Foreign currency transactions	(80,313)	(51,376)	—	—
Change in net unrealized appreciation/depreciation on:
Investments	29,818,171	(8,935,477)	(2,635,556)	8,399,839
Foreign currency transactions	(19,400)	(5,981)	—	—
Net increase (decrease) in net assets resulting from operations	34,015,593	(5,943,718)	(12,030,929)	6,772,251
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income	(4,698,427)	(3,388,775)
Net realized gain on investments	(505,668)	(128,895)
Net decrease in net assets resulting from distributions paid	(5,204,095)	(3,517,670)
CAPITAL SHARE TRANSACTIONS:			Institutional Class	Institutional Class
Shares sold	38,831,913	114,530,022	24,065,204	30,079,520
Shares issued to holders in reinvestment of distributions	4,493,451	3,166,238	—	—
Shares redeemed	(25,880,421)	(12,181,750)	(7,635,954)	(2,574,944)
Redemption fees	6,882	2,805	—	—
Net increase in net assets resulting from capital share transactions	17,451,825	105,517,315	16,429,250	27,504,576
CAPITAL SHARE TRANSACTIONS:			Class Y	Class Y
Shares sold			3,188,863	1,105,481
Shares redeemed			(1,339,596)	(358,350)
Net increase in net assets resulting from capital share transactions			1,849,267	747,131
Total Increase in Net Assets	46,263,323	96,055,927	6,247,588	35,023,958
NET ASSETS:
Beginning of Period	161,721,847	65,665,920	49,716,663	14,692,705
End of Period	$207,985,170	$161,721,847	$55,964,251	$49,716,663
Undistributed net investment income (loss)	$400,621	$237,834	$(181,625)	$(188,198)
TRANSACTIONS IN SHARES:			Institutional Class	Institutional Class
Shares sold	2,841,186	8,340,792	1,500,949	1,871,234
Shares issued to holders in reinvestment of distributions	322,454	231,339	—	—
Shares redeemed	(1,895,504)	(865,296)	(492,751)	(156,298)
Net increase in shares outstanding	1,268,136	7,706,835	1,008,198	1,714,936
TRANSACTIONS IN SHARES:			Class Y	Class Y
Shares sold			192,366	68,452
Shares redeemed			(84,429)	(21,760)
Net increase in shares outstanding			107,937	46,692

The accompanying notes are an integral part of these financial statements.

Frontier Funds

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Netols Small Cap Value Fund		Phocas Small Cap Value Fund
	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
OPERATIONS:
Net investment income (loss)	$48,217	$(88,931)	$133,647	$156,452
Net realized gain (loss) on investments	5,998,585	13,553,228	(367,619)	370,123
Change in net unrealized appreciation/depreciation on investments	(10,460,813)	(10,639,302)	49,824	(331,926)
Net increase (decrease) in net assets resulting from operations	(4,414,011)	2,824,995	(184,148)	194,649
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:	Institutional Class	Institutional Class
Net investment income	(28,132)	—	(186,980)	(19,945)
Net realized gain on investments	(12,487,471)	(20,922,751)	(163,607)	(1,223,630)
Net decrease in net assets resulting from distributions paid	(12,515,603)	(20,922,751)	(350,587)	(1,243,575)
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:	Class Y	Class Y
Net investment income	(191)	—
Net realized gain on investments	(84,874)	(140,390)
Net decrease in net assets resulting from distributions paid	(85,065)	(140,390)
CAPITAL SHARE TRANSACTIONS:	Institutional Class	Institutional Class
Shares sold	9,509,321	4,476,451	8,318,040	8,336,269
Shares issued to holders in reinvestment of distributions	10,488,792	18,286,489	350,587	1,243,575
Shares redeemed	(10,263,331)	(25,348,922)	(4,873,241)	(3,996,912)
Net increase (decrease) in net assets resulting from capital share transactions	9,734,782	(2,585,982)	3,795,386	5,582,932
CAPITAL SHARE TRANSACTIONS:	Class Y	Class Y
Shares sold	20,044	30,613
Shares issued to holders in reinvestment of distributions	83,093	140,390
Shares redeemed	(328,308)	(161,366)
Net increase (decrease) in net assets resulting from capital share transactions	(225,171)	9,637
Total Increase (Decrease) in Net Assets	(7,505,068)	(20,814,491)	3,260,651	4,534,006
NET ASSETS:
Beginning of Period	78,323,185	99,137,676	28,685,832	24,151,826
End of Period	$70,818,117	$78,323,185	$31,946,483	$28,685,832
Undistributed net investment income	$20,478	$—	$89,296	$136,465
TRANSACTIONS IN SHARES:	Institutional Class	Institutional Class
Shares sold	1,107,409	359,802	256,993	242,804
Shares issued to holders in reinvestment of distributions	1,251,646	1,644,468	11,049	36,869
Shares redeemed	(1,015,987)	(2,016,766)	(148,620)	(115,864)
Net increase (decrease) in shares outstanding	1,343,068	(12,496)	119,422	163,809
TRANSACTIONS IN SHARES:	Class Y	Class Y
Shares sold	2,364	2,349
Shares issued to holders in reinvestment of distributions	10,518	13,232
Shares redeemed	(41,787)	(13,308)
Net increase (decrease) in shares outstanding	(28,905)	2,273

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Equity Fund

FINANCIAL HIGHLIGHTS

	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$15.99	$15.33	$13.43	$10.81	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14	0.10 (2)	0.19 (2)	0.17 (2)	0.11	(2)
Net realized and unrealized gain (loss) on investments	(0.48)	0.91	1.91	2.68	0.70
Total Income (Loss) from Investment Operations	(0.34)	1.01	2.10	2.85	0.81
LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.12)	(0.08)	(0.09)	—
From net realized gain on investments	(0.48)	(0.23)	(0.12)	(0.14)	—
Total Distributions	(0.60)	(0.35)	(0.20)	(0.23)	—
Redemption fees retained	— (3)	— (3)	— (3)	— (3)	—
Net Asset Value, End of Period	$15.05	$15.99	$15.33	$13.43	$10.81
Total Return	(2.19)%	6.72%	15.76%	26.68%	8.10	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,073,308	$1,106,525	$791,043	$346,695	$108,551
Ratio of expenses to average net assets
Before waivers and reimbursements	0.85%	0.86%	0.89%	0.97%	1.14	%(5)
Net of waivers and reimbursements	0.80%	0.80%	0.80%	0.80%	0.80	%(5)
Ratio of net investment income to average net assets
Before waivers and reimbursements	0.85%	0.56%	1.18%	1.17%	1.70	%(5)
Net of waivers and reimbursements	0.90%	0.62%	1.27%	1.34%	2.04	%(5)
Portfolio turnover rate	38%	69%	20%	31%	19	%(4)

(1)  Commenced operations on December 28, 2011.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2016	Period Ended June 30, 2015(1)
Net Asset Value, Beginning of Period	$9.91	$10.00
LOSS FROM INVESTMENT OPERATIONS:
Net investment income	0.09 (2)	0.03
Net realized and unrealized loss on investments	(0.36)	(0.12)
Total Loss from Investment Operations	(0.27)	(0.09)
LESS DISTRIBUTIONS:
From net investment income	(0.05)	—
Total Distributions	(0.05)	—
Net Asset Value, End of Period	$9.59	$9.91
Total Return	(2.77)%	(0.90	)%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$21,547	$5,859
Ratio of expenses to average net assets
Before waivers and reimbursements	2.03%	4.96	%(4)
Net of waivers and reimbursements	0.80%	0.80	%(4)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.29)%	(3.16	)%(4)
Net of waivers and reimbursements	0.94%	1.00	%(4)
Portfolio turnover rate(5)	30%	7	%(3)

(1)  Commenced operations on March 23, 2015.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Global Plus Fund

FINANCIAL HIGHLIGHTS

	Service Class
	Period Ended June 30, 2016(1)
Net Asset Value, Beginning of Period	$9.73
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss	—	(2)
Net realized and unrealized loss on investments	(0.13)
Total Loss from Investment Operations	(0.13)
Redemption fees retained	—	(2)
Net Asset Value, End of Period	$9.60
Total Return	(1.34	)%(3)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$10,727
Ratio of expenses to average net assets
Before waivers and reimbursements	1.38	%(4)
Net of waivers and reimbursements	0.80	%(4)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(0.70	)%(4)
Net of waivers and reimbursements	(0.12	)%(4)
Portfolio turnover rate(5)	30	%(3)

(1)  Commenced operations on May 9, 2016.

(2)  Less than one cent per share.

(3)  Not annualized.

(4)  Annualized.

(5)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier MFG Core Infrastructure Fund

FINANCIAL HIGHLIGHTS

	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(1)
Net Asset Value, Beginning of Period	$13.09	$14.13	$11.54	$10.65	$10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.37	0.42 (2)	0.55 (2)	0.49 (2)	0.24
Net realized and unrealized gain (loss) on investments	2.21	(0.96)	2.22	0.84	0.41
Total Income (Loss) from Investment Operations	2.58	(0.54)	2.77	1.33	0.65
LESS DISTRIBUTIONS:
From net investment income	(0.36)	(0.47)	(0.18)	(0.44)	—
From net realized gain on investments	(0.04)	(0.03)	—	— (3)	—
Total Distributions	(0.40)	(0.50)	(0.18)	(0.44)	—
Redemption fees retained	— (3)	— (3)	— (3)	—	—
Net Asset Value, End of Period	$15.27	$13.09	$14.13	$11.54	$10.65
Total Return	20.00%	(4.03)%	24.22%	12.73%	6.50	%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$207,985	$161,722	$65,666	$7,303	$2,743
Ratio of expenses to average net assets
Before waivers and reimbursements	0.83%	0.93%	1.45%	3.66%	6.55	%(5)
Net of waivers and reimbursements	0.70%	0.70%	0.70%	0.70%	0.70	%(5)
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	2.62%	2.77%	3.47%	1.34%	(1.09	)%(5)
Net of waivers and reimbursements	2.75%	3.00%	4.22%	4.30%	4.76	%(5)
Portfolio turnover rate	15%	17%	16%	7%	7	%(4)

(1)  Commenced operations on January 18, 2012.

(2)  Per share net investment income has been calculated using the daily average share method.

(3)  Less than one cent per share.

(4)  Not annualized.

(5)  Annualized.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$18.58		$16.06		$13.22		$10.31		$10.75
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.12	)(1)	(0.16	)(1)	(0.14	)(1)	(0.04	)(1)	(0.08	)(1)
Net realized and unrealized gain (loss) on investments	(3.69)		2.68		3.32		2.95		(0.36)
Total Income (Loss) from Investment Operations	(3.81)		2.52		3.18		2.91		(0.44)
LESS DISTRIBUTIONS:
From net realized gain on investments	—		—		(0.34)		—		—
Total Distributions	—		—		(0.34)		—		—
Net Asset Value, End of Period	$14.77		$18.58		$16.06		$13.22		$10.31
Total Return	(20.51)%		15.62%		24.16%		28.35%		(4.28)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$52,595		$47,455		$13,478		$3,983		$2,824
Ratio of expenses to average net assets
Before waivers and reimbursements	1.32%		1.52%		2.46%		4.02%		5.25%
Net of waivers and reimbursements	1.10%		1.10%		1.10%		1.10%		1.10%
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(0.99)%		(1.37)%		(2.26)%		(3.28)%		(5.02)%
Net of waivers and reimbursements	(0.77)%		(0.95)%		(0.90)%		(0.36)%		(0.87)%
Portfolio turnover rate(2)	156%		124%		173%		140%		138%

(1)  Per share net investment loss has been calculated using the daily average share method.

(2)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Timpani Small Cap Growth Fund

FINANCIAL HIGHLIGHTS

	Class Y
	Year Ended June 30, 2016		Year Ended June 30, 2015		Period Ended June 30, 2014(1)
Net Asset Value, Beginning of Period	$18.48		$16.04		$16.35
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.18	)(2)	(0.23	)(2)	(0.08	)(2)
Net realized and unrealized gain (loss) on investments	(3.68)		2.67		(0.23	)(3)
Total Income (Loss) from Investment Operations	(3.86)		2.44		(0.31)
Net Asset Value, End of Period	$14.62		$18.48		$16.04
Total Return	(20.84)%		15.15%		(1.90	)%(4)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$3,369		$2,262		$1,215
Ratio of expenses to average net assets
Before waivers and reimbursements	1.70%		1.95%		2.73	%(5)
Net of waivers and reimbursements	1.50%		1.50%		1.50	%(5)
Ratio of net investment loss to average net assets
Before waivers and reimbursements	(1.36)%		(1.82)%		(2.36	)%(5)
Net of waivers and reimbursements	(1.16)%		(1.37)%		(1.13	)%(5)
Portfolio turnover rate(6)	156%		124%		173	%(4)

(1)  Commenced operations on January 6, 2014.

(2)  Per share net investment loss has been calculated using the daily average share method.

(3)  Net realized and unrealized loss on investments does not reconcile with net realized and unrealized gain on investments in the Statement of Operations due to the timing of the Class Y inception.

(4)  Not annualized.

(5)  Annualized.

(6)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Institutional Class
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014		Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$11.60	$14.66	$15.35		$12.86	$13.75
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	— (1)	0.01	(0.04	)(2)	0.01	0.01
Net realized and unrealized gain (loss) on investments	(0.80)	0.37	3.50		3.17	(0.90)
Total Income (Loss) from Investment Operations	(0.80)	0.38	3.46		3.18	(0.89)
LESS DISTRIBUTIONS:
From net investment income	— (1)	—	—		—	—
From net realized gain on investments	(2.02)	(3.44)	(4.15)		(0.69)	—
Total Distributions	(2.02)	(3.44)	(4.15)		(0.69)	—
Net Asset Value, End of Period	$8.78	$11.60	$14.66		$15.35	$12.86
Total Return	(5.99)%	3.61%	24.63%		25.61%	(6.47)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$70,668	$77,802	$98,504		$113,151	$134,544
Ratio of expenses to average net assets
Before waivers and reimbursements	1.21%	1.18%	1.17%		1.18%	1.22%
Net of waivers and reimbursements	1.10%	1.10%	1.10%		1.10%	1.10%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.04)%	(0.18)%	(0.35)%		(0.14)%	(0.08)%
Net of waivers and reimbursements	0.07%	(0.10)%	(0.28)%		(0.06)%	0.04%
Portfolio turnover rate(3)	25%	22%	24%		28%	28%

(1)  Less than one cent per share.

(2)  Per share net investment loss has been calculated using the daily average share method.

(3)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Netols Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Class Y
	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$11.07		$14.15		$15.03		$12.65	$13.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	—	(1)(2)	(0.01	)(1)	(0.17	)(1)	(0.05)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.78)		0.37		3.44		3.12	(0.89)
Total Income (Loss) from Investment Operations	(0.78)		0.36		3.27		3.07	(0.94)
LESS DISTRIBUTIONS:
From net investment income	—	(2)	—		—		—	—
From net realized gain on investments	(2.02)		(3.44)		(4.15)		(0.69)	—
Total Distributions	(2.02)		(3.44)		(4.15)		(0.69)	—
Net Asset Value, End of Period	$8.27		$11.07		$14.15		$15.03	$12.65
Total Return	(6.12)%		3.61%		23.84%		25.15%	(6.92)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$150		$521		$633		$20,228	$17,765
Ratio of expenses to average net assets
Before waivers and reimbursements	1.21%		1.18%		1.57%		1.58%	1.62%
Net of waivers and reimbursements	1.10%		1.10%		1.50%		1.50%	1.50%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	(0.10)%		(0.18)%		(1.19)%		(0.54)%	(0.48)%
Net of waivers and reimbursements	0.01%		(0.10)%		(1.12)%		(0.46)%	(0.36)%
Portfolio turnover rate(3)	25%		22%		24%		28%	28%

(1)  Per share net investment income (loss) has been calculated using the daily average share method.

(2)  Less than one cent per share.

(3)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Frontier Phocas Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014		Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$34.33	$35.96	$28.72		$23.30	$24.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.15	0.19	(0.05	)(1)	0.20	0.06
Net realized and unrealized gain (loss) on investments	(0.62)	0.08	9.25		5.41	(1.25)
Total Income (Loss) from Investment Operations	(0.47)	0.27	9.20		5.61	(1.19)
LESS DISTRIBUTIONS:
From net investment income	(0.22)	(0.03)	(0.05)		(0.19)	(0.02)
From net realized gain on investments	(0.19)	(1.87)	(1.91)		—	—
Total Distributions	(0.41)	(1.90)	(1.96)		(0.19)	(0.02)
Net Asset Value, End of Period	$33.45	$34.33	$35.96		$28.72	$23.30
Total Return	(1.29)%	0.84%	32.72%		24.29%	(4.91)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$31,946	$28,686	$24,152		$9,004	$18,821
Ratio of expenses to average net assets
Before waivers and reimbursements	1.49%	1.54%	1.97%		2.50%	1.70%
Net of waivers and reimbursements	1.10%	1.10%	1.10%		1.05%	0.99%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements	0.06%	0.16%	(1.00)%		(1.08)%	(0.51)%
Net of waivers and reimbursements	0.45%	0.60%	(0.13)%		0.37%	0.20%
Portfolio turnover rate	49%	52%	53%		196%	50%

(1)  Per share net investment loss has been calculated using the daily average shares method.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2016

(1)  ORGANIZATION

Frontier Funds, Inc. (the "Company") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company issuing shares in series (each, a "Fund," or collectively, the "Funds"), each series representing a distinct portfolio with its own investment objectives and policies. The Company consists of seven separate series, six of which are included herein. The investment objective of each of the Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund, Frontier Timpani Small Cap Growth Fund and Frontier Netols Small Cap Value Fund is capital appreciation. The investment objective of the Frontier MFG Core Infrastructure Fund is long-term capital appreciation. The investment objective of the Frontier Phocas Small Cap Value Fund is long-term total investment through capital appreciation. Each Fund is a diversified fund, except the Frontier MFG Global Equity Fund and Frontier MFG Global Plus Fund, which are non-diversified.

A summary of each Fund's investment adviser, subadviser and capital structure is as follows:

Fund	Investment Adviser	Subadviser	Capital Structure	Commencement of Operations
Frontier MFG Global Equity Fund (a)	Frontegra Asset Management, Inc. ("Frontegra")	MFG Asset Management	Multi-Class • Institutional • Service Class (b)	Dec. 28, 2011
Frontier MFG Global Plus Fund (a)	Frontegra	MFG Asset Management	Multi-Class • Institutional • Class Y (c) • Service Class	Mar. 23, 2015
Frontier MFG Core Infrastructure Fund (a)	Frontegra	MFG Asset Management	Multi-Class • Institutional • Service Class (b)	Jan. 18, 2012
Frontier Timpani Small Cap Growth Fund	Timpani Capital Management LLC ("Timpani") (d)	None	Multi-Class • Institutional • Class Y • Service Class (b)	Mar. 23, 2011
Frontier Netols Small Cap Value Fund	Frontegra	Netols Asset Management, Inc.	Multi-Class • Institutional • Class Y • Service Class (b)	Dec. 16, 2005
Frontier Phocas Small Cap Value Fund	Frontegra	Phocas Financial Corp.	Multi-Class • Institutional • Service Class (b)	Sep. 29, 2006

(a)  A redemption fee of 2.00% will be charged on shares of the Fund redeemed 30 days or less from their date of purchase.

(b)  As of June 30, 2016, the Service Class shares of the Frontier MFG Global Equity Fund, Frontier MFG Core Infrastructure Fund, Frontier Timpani Small Cap Growth Fund, Frontier Netols Small Cap Value Fund and Frontier Phocas Small Cap Value Fund had not commenced operations.

(c)  As of June 30, 2016, the Class Y shares of the Frontier MFG Global Plus Fund had not commenced operations.

(d)  Timpani is an affiliate of Frontegra.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

(2)  SIGNIFICANT ACCOUNTING POLICIES

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

(a) Investment Valuation

Equity securities for which market quotations are readily available are valued at the last reported sale price on the national securities exchange on which such securities are primarily traded. Equity securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid price. Equity securities that are traded on NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Debt securities are valued at the bid price provided by an independent pricing service, which uses valuation methods such as matrix pricing and other analytical pricing models as well as market transactions and dealer bid quotations. Shares of underlying mutual funds are valued at their respective Net Asset Value ("NAV"). Exchange-traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. Securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange. In the case of foreign securities, the occurrence of events after the close of the foreign markets, but prior to the time the Fund's NAV is calculated will result in a systematic fair value adjustment to the trading prices of foreign securities. The Fund will value foreign securities at fair value using fair valuation procedures approved by the Board of Directors (the "Board"), taking into account such events in calculating the NAV. In such cases, use of fair valuation can reduce an investor's ability to seek to profit by estimating the Fund's NAV in advance of the time the NAV is calculated. The Board has retained an independent fair value pricing service to assist in valuing foreign securities held by the MFG Global Equity, MFG Global Plus and MFG Core Infrastructure Funds. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith by the advisers or subadvisers pursuant to guidelines established by the Board.

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of each Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities

Level 2 — Evaluated prices based on other significant observable inputs (including quoted prices for similar securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities and changes in benchmark securities indices)

Level 3 — Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of inputs used to value the Funds' securities as of June 30, 2016:

MFG Global Equity

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$736,075,934	$166,578,414	$—	$902,654,348
Total Equity	736,075,934	166,578,414	—	902,654,348
Short-Term Investments	170,627,433	—	—	170,627,433
Total Investments in Securities	$906,703,367	$166,578,414	$—	$1,073,281,781

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

MFG Global Plus

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$22,034,936	$4,977,097	$—	$27,012,033
Total Equity	22,034,936	4,977,097	—	27,012,033
Short-Term Investments	5,198,505	—	—	5,198,505
Total Investments in Securities	$27,233,441	$4,977,097	$—	$32,210,538

MFG Core Infrastructure

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$108,917,249	$92,836,555	$—	$201,753,804
Closed-End Funds	—	1,732,494	—	1,732,494
Total Equity	108,917,249	94,569,049	—	203,486,298
Short-Term Investments	2,376,283	—	—	2,376,283
Total Investments in Securities	$111,293,532	$94,569,049	$—	$205,862,581

Timpani Small Cap Growth

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$54,729,457	$—	$—	$54,729,457
Total Equity	54,729,457	—	—	54,729,457
Short-Term Investments	1,601,508	—	—	1,601,508
Total Investments in Securities	$56,330,965	$—	$—	$56,330,965

Netols Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$68,834,061	$—	$—	$68,834,061
Total Equity	68,834,061	—	—	68,834,061
Short-Term Investments	1,979,369	—	—	1,979,369
Total Investments in Securities	$70,813,430	$—	$—	$70,813,430

Phocas Small Cap Value

Description	Level 1	Level 2	Level 3	Total
Equity (a)
Common Stocks	$31,249,596	$—	$—	$31,249,596
Total Equity	31,249,596	—	—	31,249,596
Short-Term Investments	677,054	—	—	677,054
Total Investments in Securities	$31,926,650	$—	$—	$31,926,650

(a)  See Fund's Schedule of Investments for sector or country classifications.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

	MFG Global Equity	MFG Global Plus	MFG Core Infrastructure
Transfers out of Level 1	$(166,578,414)	$(4,977,097)	$(94,569,049)
Transfers into Level 2	166,578,414	4,977,097	94,569,049
Net transfers	$—	$—	$—

Transfers between Level 1 and Level 2 relate to the use of systematic fair valuation. On days when systematic fair valuation is used, certain non-U.S. dollar denominated securities move from Level 1 to Level 2 classification. At June 30, 2016, securities in the MFG Global Equity, MFG Global Plus and MFG Core Infrastructure Funds were adjusted using systematic fair valuation resulting in a Level 2 classification. At June 30, 2015, securities in the MFG Global Equity, MFG Global Plus and MFG Core Infrastructure Funds were not adjusted using systematic fair valuation resulting in a Level 1 classification. The Funds did not hold any Level 3 securities as of June 30, 2016. It is the Funds' policy to record transfers at the end of the reporting period.

(b)  Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year, the Funds did not incur any interest or penalties. The Funds have reviewed all open tax years and concluded that there is no effect to any of the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds have no examinations in progress.

(c)  Distributions to Shareholders

With the exception of the MFG Core Infrastructure Fund, dividends from net investment income are usually declared and paid annually. The MFG Core Infrastructure Fund usually declares and pays dividends quarterly. Distributions from net realized gains, if any, are declared and paid at least annually for all Funds. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions paid during the fiscal years ended June 30, 2016, and June 30, 2015, were as follows:

	Year Ended June 30, 2016			Year Ended June 30, 2015
	Ordinary Income	Long-Term Capital Gains	Total Distributions	Ordinary Income	Long-Term Capital Gains	Total Distributions
MFG Global Equity	$14,706,897	$27,048,311	$41,755,208	$16,691,674	$5,864,814	$22,556,488
MFG Global Plus	43,537	—	43,537	—	—	—
MFG Core Infrastructure	4,918,379	285,716	5,204,095	3,489,745	27,925	3,517,670
Netols Small Cap Value	984,151	11,616,517	12,600,668	—	21,063,141	21,063,141
Phocas Small Cap Value	180,816	169,771	350,587	316,055	927,520	1,243,575

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

At June 30, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

	MFG Global Equity	MFG Global Plus	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Cost of investments	$1,026,620,292	$32,988,335	$181,309,633	$48,752,223	$52,920,840	$27,411,346
Gross unrealized appreciation	$138,267,960	$733,935	$31,239,341	$9,187,335	$23,615,776	$5,662,503
Gross unrealized depreciation	(91,606,471)	(1,511,732)	(6,686,393)	(1,608,593)	(5,723,186)	(1,147,199)
Net unrealized appreciation/depreciation	46,661,489	(777,797)	24,552,948	7,578,742	17,892,590	4,515,304
Undistributed ordinary income	11,807,887	143,719	413,100	—	20,478	89,296
Undistributed long-term capital gain	25,626,877	—	—	—	2,841,291	—
Total distributable earnings	37,434,764	143,719	413,100	—	2,861,769	89,296
Other accumulated losses	(47,658)	(705)	(583,295)	(10,675,879)	—	(359,524)
Total accumulated earnings (losses)	$84,048,595	$(634,783)	$24,382,753	$(3,097,137)	$20,754,359	$4,245,076

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market on passive foreign investment companies.

At June 30, 2016, the Timpani Small Cap Growth Fund had a short-term capital loss carryforward that will not expire of $3,970,619.

In order to meet certain excise tax requirements, the Funds are required to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Funds are permitted, for tax purposes, to defer into their next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. As of June 30, 2016, the following Funds deferred, on a tax basis, post-October losses and ordinary late-year losses of:

	Post-October Capital Loss Deferred	Ordinary Late-Year Loss Deferred
MFG Core Infrastructure	$560,642	$—
Timpani Small Cap Growth	6,485,784	181,625
Phocas Small Cap Value	358,606	—

d)  Foreign Currency Translation

Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange each day. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the dates of such transactions. Each Fund separately reports net realized foreign exchange gains and losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Each Fund, respectively, bears the risk of changes in the foreign currency exchange rates and their impact on the value of assets and liabilities denominated in foreign currency. Each Fund also bears the risk of a counterparty failing to fulfill its obligation under a foreign currency contract.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

Investing in foreign companies involve risks not generally associated with investment in the securities of U.S. companies, including risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices, including fluctuations in foreign currencies. The risks of foreign investments are typically greater in emerging and less developed markets.

(e)  Indemnifications

Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

(f)  Subsequent Events

On July 15, 2016, the Service Class shares of the MFG Core Infrastructure, Timpani Small Cap Growth and Phocas Small Cap Value Funds commenced operations at a net asset value of $15.23, $15.42 and $34.66, respectively.

(g)  Other

Investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sale proceeds. Dividend income, less foreign taxes withheld, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available to the Funds. Interest income is recognized on an accrual basis. All discounts/premiums are accreted/amortized using the effective interest method and are included in interest income. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax codes and regulations.

Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments attributable to the Funds are generally allocated to each respective class in proportion to the relative net assets of each class.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2016, the following table shows the reclassifications made:

	MFG Global Equity	MFG Global Plus	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Paid in capital	$—	$—	$76	$(437,671)	$—	$—
Undistributed net investment income (loss)	29,624	(730)	(80,389)	437,671	584	6,164
Accumulated undistributed net realized gain (loss)	(29,624)	730	80,313	—	(584)	(6,164)

The permanent differences primarily relate to foreign currency and net operating losses.

(3)  INVESTMENT ADVISER AND RELATED PARTIES

The MFG Global Equity, MFG Global Plus, MFG Core Infrastructure, Netols Small Cap Value and Phocas Small Cap Value Funds have entered into an agreement with Frontegra, with whom certain officers and a director of the Funds are affiliated, to furnish investment advisory services to the Funds. Timpani, an affiliate of Frontegra, is the investment adviser to the Timpani Small Cap Growth Fund. Fees are calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Fund's average daily net assets). Pursuant to expense cap agreements, Frontegra and Timpani have agreed to waive their respective management fees and/or reimburse each Fund's operating expenses (exclusive of brokerage, acquired fund fees and expenses, interest, taxes and extraordinary expenses) to ensure that each Fund's operating expenses do not exceed the expense limitation listed below. The expense limitation for Service Class shares includes up to 0.15% exclusively for shareholder servicing fees. The expense limitation for Class Y shares includes up to 0.25% exclusively for 12b-1 fees and 0.15% exclusively for shareholder servicing fees. Expenses waived are netted with advisory fees payable on the Statements of Assets and Liabilities. On a monthly basis, these accounts are settled by each Fund making payment to the respective adviser or the respective adviser reimbursing the Fund if the reimbursement amount exceeds the advisory fee. If the amount of fees waived exceeds the advisory fee earned, this is shown on the Statements of Assets and Liabilities as a receivable from the respective adviser. The expense cap agreements will continue in effect until October 31, 2018, with successive renewal terms of one year unless terminated by an adviser or a Fund prior to any such renewal.

Frontier Fund	Annual Advisory Fees	Expense Limitation
MFG Global Equity	0.80%	0.80%
MFG Global Plus - Institutional Class	0.80%	0.80%
MFG Global Plus - Service Class	0.80%	0.95%
MFG Core Infrastructure	0.70%	0.70%
Timpani Small Cap Growth - Institutional Class	1.00%	1.10%
Timpani Small Cap Growth - Class Y	1.00%	1.50%
Netols Small Cap Value - Institutional Class	1.00%	1.10%
Netols Small Cap Value - Class Y	1.00%	1.50%
Phocas Small Cap Value	1.00%	1.10%

An adviser is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the time the expenses were incurred to the extent of the expense limitations described above and in place at the time of the recoupment. Expenses attributable to a specific class may only be recouped with respect to that class.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

The following table shows the waived or reimbursed expenses subject to potential recovery expiring in:

	MFG Global Equity	MFG Global Plus		MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
2017	$524,574	$—		$147,255	$107,201	$78,732	$117,689
2018	621,649	60,682	*	232,227	131,253	69,287	114,802
2019	543,066	161,019		235,636	117,182	76,239	115,125
Total	$1,689,289	$221,701		$615,118	$355,636	$224,258	$347,616

*  Expenses waived/reimbursed were for the period March 23, 2015 through June 30, 2015.

The beneficial ownership, either directly or indirectly, of more than 25% of a Fund's voting securities creates a presumption of control. As of June 30, 2016, the MFG Global Equity, MFG Global Plus, MFG Core Infrastructure, Netols Small Cap Value and Phocas Small Cap Value Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which amounted to more than 25% of the total shares outstanding of the respective Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of a Fund.

(4)  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended June 30, 2016, are summarized below:

	MFG Global Equity	MFG Global Plus	MFG Core Infrastructure	Timpani Small Cap Growth	Netols Small Cap Value	Phocas Small Cap Value
Purchases	$356,043,850	$26,347,556	$44,440,887	$100,724,355	$16,975,997	$17,968,278
Sales	$355,100,444	$3,656,264	$26,397,069	$83,237,331	$20,723,965	$14,215,125

There were no purchases or sales of U.S. Government securities for the Funds.

(5)  DISTRIBUTION PLAN AND SHAREHOLDER SERVICING FEE

The Company, on behalf of the Netols Small Cap Value , Timpani Small Cap Growth and MFG Global Plus Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for each Fund's Class Y shares (the "12b-1 Plan"). Pursuant to the 12b-1 Plan, each Fund pays an annual fee of up to 0.25% to Frontegra Strategies, LLC (the "Distributor"), an affiliate of Frontegra, for payments to brokers, dealers and other financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Funds. As of June 30, 2016, the Class Y shares of the MFG Global Plus Fund had not commenced operations. For the year ended June 30, 2016, the Netols Small Cap Value Fund and the Timpani Small Cap Growth Fund incurred $0 and $7,609, respectively, under the 12b-1 Plan.

The Company has adopted a shareholder servicing plan (the "Service Plan") on behalf of the Class Y and Service Class shares offered by certain Funds. Pursuant to the Service Plan, the Funds pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to brokers, dealers, and other financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, and providing other recordkeeping and administrative services. As

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2016

of June 30, 2016, the Class Y shares of the MFG Global Plus Fund and the Service Class shares of the MFG Global Equity, MFG Core Infrastructure, Timpani Small Cap Growth, Netols Small Cap Value and Phocas Small Cap Value Funds had not commenced operations. For the year ended June 30, 2016, the Class Y shares of the Netols Small Cap Value Fund, the Class Y shares of the Timpani Small Cap Growth Fund and the Service Class shares of the MFG Global Plus Fund incurred $0, $4,566 and $35, respectively, under the Service Plan.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

June 30, 2016

To the Shareholders of Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund, Frontier MFG Core Infrastructure Fund, Frontier Timpani Small Cap Growth Fund, Frontier Netols Small Cap Value Fund, and Frontier Phocas Small Cap Value Fund and Board of Directors of Frontier Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Frontier MFG Global Equity Fund, Frontier MFG Global Plus Fund, Frontier MFG Core Infrastructure Fund, Frontier Timpani Small Cap Growth Fund, Frontier Netols Small Cap Value Fund, and Frontier Phocas Small Cap Value Fund (the "Funds"), each a series of Frontier Funds, Inc., as of June 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended for Frontier MFG Global Equity Fund, Frontier MFG Core Infrastructure Fund, Frontier Timpani Small Cap Growth Fund, Frontier Netols Small Cap Value Fund, and Frontier Phocas Small Cap Value Fund, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended for Frontier MFG Global Plus Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2016, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
August 26, 2016

BOARD OF DIRECTORS' APPROVAL OF ADVISORY AND
SUBADVISORY AGREEMENTS

(Unaudited)

The Board of Directors (the "Board") of Frontier Funds, Inc. (the "Company"), including the directors who are not "interested persons" as defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "Independent Directors") met on May 24, 2016, to consider the annual renewal of the investment advisory agreement between Frontegra Asset Management, Inc. ("Frontegra") and the Company on behalf of the Frontier MFG Global Equity Fund (the "Global Equity Fund"), the Frontier MFG Global Plus Fund (the "Global Plus Fund"), the Frontier MFG Core Infrastructure Fund (the "Core Infrastructure Fund"), the Frontier Netols Small Cap Value Fund (the "Netols Fund") and the Frontier Phocas Small Cap Value Fund (the "Phocas Fund") (the "Advisory Agreement") The Board also considered the annual renewal of the subadvisory agreements for the Global Equity Fund, the Global Plus Fund, the Core Infrastructure Fund, the Netols Fund and the Phocas Fund.

In connection with its review, the Board was provided materials relevant to its consideration of the agreements with Frontegra and each subadviser, such as Fund performance assessments against peer groups and appropriate benchmarks, Frontegra's and the subadvisers' Form ADV, information regarding Frontegra's and the subadvisers' compliance program, personnel and financial condition, certain summary data provided by Fund management and a memorandum prepared by the Company's legal counsel. The Board also reviewed the advisory fee payable by each Fund under the advisory agreement, the expense cap agreement between the Company and Frontegra on behalf of each Fund and comparative fee and expense information provided by an independent service. The Board considered the subadvisory fees paid by Frontegra to the subadvisers, noting that the applicable subadvisory fee structure was negotiated at arm's length between Frontegra and each subadviser, each an unaffiliated third party, and Frontegra would compensate each subadviser from its own fees. The Board was also provided with Frontegra's and the subadvisers' responses to the Section 15(c) request submitted by the Company's legal counsel on behalf of the directors. The directors discussed with representatives of management the operations of the Funds and the nature, extent and quality of the advisory and other services provided to the Funds by Frontegra and the subadvisers, as applicable.

In evaluating the advisory and subadvisory agreements, the Board took into account their cumulative experience in working with Frontegra and the subadvisers and their ongoing review of information and discussions with representatives of Frontegra and the subadvisers throughout the year at Board meetings. The Independent Directors met in executive session to discuss the materials and the proposed approval of the advisory and subadvisory agreements. During the executive session, the Independent Directors discussed their responsibilities and Frontegra's and subadvisers' 15(c) responses with legal counsel. The Independent Directors also met in executive session with the Company's Chief Compliance Officer to discuss the operations of the Funds and other matters relevant to their consideration of the advisory and subadvisory agreements.

In considering the advisory and subadvisory agreements, the Board reviewed and analyzed various factors with respect to each Fund that it determined were relevant, including the factors below, and made the following conclusions. In its deliberations, the Board did not identify any single factor as determinative.

Frontegra Advisory Agreement (Global Equity Fund, Global Plus Fund, Infrastructure Fund, Netols Fund and Phocas Fund)

Nature, Extent and Quality of the Services to be Provided. The Board considered the services Frontegra would continue to provide to the Funds and their shareholders under the Advisory Agreement. The Board noted that Frontegra serves as a manager of managers and had selected the subadvisers to make the day-to-day investment decisions for the Funds. The Board considered that Frontegra has 20 years of experience in hiring and supervising subadvisers to portfolios in the Frontier family of funds. The Board discussed Frontegra's responsibilities for overseeing the subadvisers and supervising the management of the Funds' investments. The Board also considered the quality of other services provided by Frontegra, including due diligence of subadvisers, performance oversight, risk management oversight, oversight and coordination of service providers, oversight of financial reporting, oversight of the Funds' valuation policy, administration of the Funds' compliance program and the shareholder servicing and administrative services provided by Frontegra to the Funds. The Board concluded that the range of services to be provided by Frontegra was appropriate and that Frontegra was qualified to provide such services.

Performance Record of the Funds. As described in more detail under "Subadvisory Agreements," the Board reviewed each Fund's performance record for the periods ended December 31, 2015. The Directors considered that Frontegra does not directly manage the Funds' investment portfolios, but had delegated those duties to the respective subadvisers. The Board also considered Frontegra's continual monitoring of subadvisers and their performance during the year. The Board concluded that they were satisfied with Frontegra's performance in selecting and overseeing the subadvisers to the Funds.

Advisory Fees. The Board compared each Fund's contractual advisory fee and total expense ratio to the industry data with respect to other mutual funds in the same Morningstar peer group. The Board noted that the advisory fee for the Global Equity Fund, the Netols Fund and the Phocas Fund was above the industry average for funds in the same Morningstar category, the advisory fee for the Global Plus Fund was in line with the industry average for funds in the same Morningstar category and the advisory fee for the Core Infrastructure Fund was below the industry average for funds in the same Morningstar category. With respect to the Netols Fund and the Phocas Fund, the Board noted that the advisory fee was the same as that for the small cap fund managed by Timpani Capital Management, LLC, the investment adviser to another series of the Company. After giving effect to the expense cap agreement with Frontegra with respect to each Fund, the total net expense ratio was below the industry average for the applicable class of shares and Morningstar category, except for the Class Y and Service Class shares of the Netols Fund and the Service Class shares of the Phocas Fund, which were above the industry average. The Board noted that Frontegra is waiving advisory fees under the expense cap agreement for the Global Equity, the Core Infrastructure, the Netols and the Phocas Funds and waiving advisory fees and reimbursing expenses for the Global Plus Fund. The Board also considered the amount of the advisory fee retained by Frontegra after compensating each subadviser and determined it to be fair. The Board concluded that the advisory fee paid by each Fund to Frontegra was reasonable in light of the nature and quality of services to be provided and fees paid by comparable funds.

Costs and Profitability. The Board reviewed information concerning Frontegra's financial condition, costs and profitability. The Board also considered the effect of the contractual expense cap agreements on Frontegra's compensation. The Board noted that Frontegra was waiving all or a portion of its advisory fee for each of the Funds. The Board concluded that Frontegra's current level of profitability was reasonable considering the quality of management and the fact that Frontegra was waiving fees for the Funds.

Economies of Scale. The Board reviewed net asset growth on a per Fund and aggregate basis, and considered whether there may be economies of scale in the management of each Fund if its assets were to increase significantly. However, the Board concluded that the assets of the Funds were not likely to increase to such an extent that breakpoints would be appropriate, particularly in light of the expense cap agreements in place between Frontegra and each Fund. The Board noted that the largest fund, the Global Equity Fund, is closed to new investors.

Benefits to Frontegra. The Board considered information presented regarding any benefits to Frontegra or its affiliates from serving as adviser to the Funds (in addition to the advisory fee). The Board noted that Frontier Partners, Inc. ("Frontier"), an affiliate of Frontegra, provides consulting services to, and is compensated by, MFG and Phocas and receives compensation from Netols for past separate account client referrals. However, the Board determined that Frontegra's services to the Funds would not be compromised by this potential conflict of interest.

On the basis of its review of the foregoing information, the Board found that the terms of the Advisory Agreement were fair and reasonable and in the best interests of each Fund's shareholders.

Renewal of Subadvisory Agreements

Subadvisory Agreement between Frontegra and MFG Asset Management ("Magellan")

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered Magellan's investment strategy for each Fund and experience as a global equity and infrastructure manager, key personnel involved in providing investment management services to the Funds and financial condition, including the financial condition of Magellan's parent company. The Board also considered services provided by Magellan under the subadvisory agreement, including the management of each Fund's investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to each Fund's investment restrictions and assisting with the Funds' compliance program. The Board considered that Magellan has retained Frontier to assist in raising assets for these strategies. The Board concluded that the nature, extent and quality of the services provided by Magellan to the Global Equity, Global Plus and Core Infrastructure Funds were appropriate and that each Fund was likely to continue to benefit from services provided by Magellan under the subadvisory agreement.

Investment Performance. The Board reviewed the performance record of the Global Equity, Global Plus and Core Infrastructure Funds as of December 31, 2015. It noted that the Global Equity Fund had outperformed its benchmark index for one-year, three-year and since-inception periods ended December 31, 2015 and the Global Plus Fund had outperformed its benchmark index for the since-inception period ended December 31, 2015. The Board noted that the Core Infrastructure Fund had outperformed its benchmark index for the one-year, three year and since-inception periods ended December 31, 2015. The Board also considered Magellan's quarterly portfolio commentary and discussion of each Fund's performance. The Board also reviewed the performance of Magellan's composite of other accounts managed in the global equity, global equity plus and core infrastructure style. The Board concluded that Magellan would continue to provide a high level of subadvisory services to the Global Equity, Global Plus and Core Infrastructure Funds.

Subadvisory Fees. The Board reviewed and considered the subadvisory fees payable by Frontegra to Magellan under the subadvisory agreement for the Funds. The Board noted that Magellan also shares in the Funds' expense reimbursements made by Frontegra. The Board reviewed information regarding fees charged to Magellan's other institutional clients for similar mandates. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by each Fund is not directly affected by the subadvisory fee.

Costs and Profitability. The Board did not consider the cost of services provided by Magellan or the profitability to Magellan from its relationship with the Funds to be material factors because the subadvisory fee is paid by Frontegra.

Economies of Scale. Because the subadvisory fee is not paid by the Funds, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Funds' assets increase.

Benefits to Magellan. The Board considered any benefits to Magellan from serving as subadviser to the Funds (in addition to the subadvisory fee). The Board noted that Magellan transacts with full service brokers who provide research reports and other general research services to Magellan. The Board also noted that Frontier provides consulting services to Magellan for which Frontier is compensated by Magellan. The Board concluded that the benefits realized by Magellan from its relationship with each Fund were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the subadvisory agreement were fair and reasonable and in the best interests of the shareholders of the Funds.

Subadvisory Agreement between Frontegra and Netols Asset Management, Inc. ("Netols")

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered Netols' investment strategy and experience as a small cap value manager, key personnel involved in providing investment management services to the Netols Fund, compliance record and financial condition. The Board also considered services provided by Netols under the subadvisory agreement, including managing the Fund's investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the

Fund's investment restrictions and assisting with the Fund's compliance program. The Board concluded that the nature, extent and quality of the services provided by Netols to the Fund were appropriate and that the Fund was likely to continue to benefit from services provided by Netols under the Netols Subadvisory Agreement.

Investment Performance. The Board noted that both classes of the Fund had outperformed the benchmark index for the one-year, three-year and since-inception periods ended December 31, 2015. The Board also compared the Fund's recent performance to the performance of Netols' composite of other accounts managed in the small cap value style. The Board concluded that the Fund's performance was satisfactory and that Netols would continue to provide a high level of subadvisory services to the Fund.

Subadvisory Fee. The Board reviewed and considered the subadvisory fee payable by Frontegra to Netols under the subadvisory agreement. The Board also considered information with respect to fees charged to Netols' separate account clients. The Board determined that the subadvisory fee was appropriate. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee.

Costs and Profitability. The Board did not consider the cost of services provided by Netols or the profitability to Netols from its relationship with the Netols Fund to be material factors because the subadvisory fee is paid by Frontegra.

Economies of Scale. Because the subadvisory fee is not paid by the Netols Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Fund's assets increase.

Benefits to Netols. The Board considered information presented regarding any benefits to Netols from serving as subadviser to the Netols Fund (in addition to the subadvisory fee). The Board considered that Netols receives unsolicited research from broker-dealers. The Board noted that Frontier continues to receive referral fees from Netols for previously solicited clients, but that Frontier no longer provides consulting services to Netols. The Board concluded that the benefits realized by Netols from its relationship to the Fund were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the subadvisory agreement were fair and reasonable and in the best interests of the shareholders of the Netols Fund.

Subadvisory Agreement between Frontegra and Phocas Financial Corp. ("Phocas")

Nature, Extent and Quality of the Services to be Provided. The Board reviewed and considered Phocas' investment strategy and experience as a small cap value manager, key personnel involved in providing investment management services to the Phocas Fund, compliance record and financial condition. The Board also considered services provided by Phocas under the subadvisory agreement, including managing the Fund's investments, the selection of broker-dealers for execution of portfolio transactions, monitoring adherence to the Fund's investment restrictions and assisting with the Fund's compliance program. The Board noted that Phocas has retained Frontier to raise assets for its small cap value equity strategy and assists Frontier in efforts to increase Fund assets so it reaches critical mass. The Board concluded that the nature, extent and quality of the services provided by Phocas to the Fund were appropriate and that the Fund was likely to continue to benefit from services provided by Phocas under the subadvisory agreement.

Investment Performance. The Board noted that the Fund had outperformed its benchmark index for the past one-year, three-year and since-inception periods ended December 31, 2015. The Board noted that the Fund had been reorganized into the Frontier family of funds on October 8, 2010 and returns for the since inception period includes the returns for the predecessor fund, also managed by Phocas. The Board also reviewed the performance of Phocas' composite of other accounts managed in the small cap value style. The Board concluded that the Fund's performance was satisfactory and that Phocas would continue to provide a high level of subadvisory services to the Fund.

Subadvisory Fee. The Board reviewed and considered the subadvisory fee payable by Frontegra to Phocas under the subadvisory agreement. In evaluating the subadvisory fee, the Board noted that such amounts are paid by Frontegra and that therefore the overall advisory fee paid by the Fund is not directly affected by the subadvisory fee. The Board considered the fees charged to separate accounts managed by

Phocas. The Board concluded that Phocas would continue to provide a high level of services to the Fund and that the subadvisory fee was appropriate.

Costs and Profitability. The Board did not consider the cost of services provided by Phocas or the profitability to Phocas from its relationship with the Phocas Fund to be material factors because the subadvisory fee is paid by Frontegra.

Economies of Scale. Because the subadvisory fee is not paid by the Phocas Fund, the Board did not consider whether the fee should reflect any potential economies of scale that might be realized as the Fund's assets increase.

Benefits to Phocas. The Board considered information presented regarding any benefits to Phocas from serving as subadviser to the Fund (in addition to the subadvisory fee). The Fund allows Phocas to serve clients that do not meet Phocas' eligibility criteria for separate accounts. The Board noted that Frontier provides consulting services to Phocas for which Frontier may be compensated by Phocas. The Board concluded that the benefits realized by Phocas from its relationship to the Fund were reasonable.

On the basis of its review of the foregoing information, the Board found that the terms of the subadvisory agreement were fair and reasonable and in the best interests of the shareholders of the Phocas Fund.

ADDITIONAL INFORMATION

(Unaudited)

DIRECTORS AND OFFICERS AS OF JUNE 30, 2016

The business and affairs of the Funds are managed under the direction of the Funds' Board of Directors. Information pertaining to the directors and officers of the Funds is set forth below. The SAI includes additional information about the Funds' directors and officers and is available without charge, upon request by calling 1-888-825-2100.

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
William D. Forsyth III* Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1963	President Director Secretary	Elected annually by the Board; since August 2008 (co- president from 1996 – 2008). Indefinite; since May 1996. Indefinite; since August 2014.

Mr. Forsyth received his B.S. in Finance from the University of Illinois in 1986 and his M.B.A. from the University of Chicago in 1988. Mr. Forsyth has served as President of Frontegra since August 2008 and as Treasurer and a Director of Frontegra since May 1996. Mr. Forsyth served as Co-President and Assistant Secretary of Frontegra from May 1996 to August 2008. Mr. Forsyth has served as Vice President of Timpani since August 2015. Mr. Forsyth served as President of Timpani from August 2008 to August 2015 and served as Co-President from April 2008 to August 2008. Mr. Forsyth has served as President of Frontegra Strategies, LLC, the principal distributor of the Funds' shares, since August 2008 and as Co-President from August 2007 to August 2008. From July 1993 until the present, Mr. Forsyth also served as a Partner of Frontier Partners, Inc., a consulting/marketing firm ("Frontier"). From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment adviser, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank. Mr. Forsyth has earned the right to use the CFA designation.

				7	None

*  Mr. Forsyth is an "interested person" of the Funds because he serves as a director and officer of Frontegra, owns 100% of Frontegra and has an indirect equity ownership interest in Timpani.

ADDITIONAL INFORMATION (continued)

(Unaudited)

Interested Director and Officers

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Elyce D. Dilworth Frontier Funds, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1966	Treasurer, Assistant Secretary, Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected annually by the Board; Treasurer and Assistant Secretary since August 2008; Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008.

Ms. Dilworth received her B.B.A. in Finance from the University of Wisconsin – Milwaukee in 1989 and her M.S. in Accounting from the University of Wisconsin – Milwaukee in 1991. Ms. Dilworth has served as Chief Compliance Officer of Frontegra since January 2008 and as Secretary since August 2008. Ms. Dilworth served as Chief Compliance Officer of Timpani from April 2008 to June 2011 and from September 2014 to February 2015. She served as Chief Financial Officer of Timpani from April 2008 to March 2010. Ms. Dilworth served as Chief Compliance Officer of Frontier from September 2010 to June 2011 and from September 2014 to February 2015. Ms. Dilworth has also served as Chief Compliance Officer of the Distributor since August 2008. From June 2004 until May 2007, Ms. Dilworth was the Chief Compliance Officer for Van Wagoner Funds, Inc. (n/k/a Embarcadero Funds, Inc.), and the President, Secretary and Treasurer from January 2005 until May 2007. From April 1994 until December 2003, Ms. Dilworth was employed by UMB Fund Services, Inc., a service provider to mutual funds and alternative investment products. From January 1992 until April 1994, Ms. Dilworth was a Staff Accountant for PricewaterhouseCoopers LLP, a public accounting firm.

				N/A	N/A

ADDITIONAL INFORMATION (continued)

(Unaudited)

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
David L. Heald 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1943	Lead Independent Director	Indefinite; since June 1996

Mr. Heald received his B.A. in English from Denison University in 1966 and his J.D. from Vanderbilt University School of Law in 1969. Mr. Heald previously served as a principal and a director of Consulting Fiduciaries, Inc. ("CFI") from 1994 to 2011. CFI was a registered investment adviser that provided professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers. Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law. From August 1992 until April 1994, Mr. Heald was a managing director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series. From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

				7	None

ADDITIONAL INFORMATION (continued)

(Unaudited)

Independent Directors

Name, Address and Year of Birth	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
Steven K. Norgaard 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1964	Independent Director	Indefinite; since October 2013	Mr. Norgaard received his B.S. in Accountancy from University of Illinois in 1987 and his J.D. from the University of Chicago in 1990. He has been an attorney with Steven K. Norgaard P.C. since 1994. From 1990 to 1994, he was an associate at McDermott, Will & Emery.	7	Boulder Growth & Income Fund, Inc.
James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Year of Birth: 1947	Independent Director	Indefinite; since May 2002	Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973. Mr. Snyder is a private investor and chairman of a family foundation. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, including as Chief Investment Officer, Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder has earned the right to use the Chartered Financial Analyst (CFA) designation.	7	IronBridge Funds, Inc. (with oversight of four portfolios)

ADDITIONAL INFORMATION (continued)

(Unaudited)

FOREIGN TAX CREDIT

For the year ended June 30, 2016, the Frontier MFG Core Infrastructure Fund earned foreign source income and paid foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Foreign Source Income Earned	Foreign Taxes Paid
Australia	$705,923	$56,623
Austria	15,262	2,289
Canada	632,972	94,946
France	236,529	35,479
Germany	46,628	6,994
Guernsey	76,896	—
Hong Kong	211,808	—
Italy	653,927	98,089
Luxembourg	167,057	25,059
Mexico	81,957	7,557
Netherlands	48,101	7,215
New Zealand	92,852	—
Spain	847,986	134,802
Switzerland	65,761	11,137
United Kingdom	585,971	—
	$4,469,632	$480,191

ADDITIONAL INFORMATION (continued)

(Unaudited)

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended June 30, 2016, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2004. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

MFG Global Equity	94.09%
MFG Global Plus	100.00%
MFG Core Infrastructure	100.00%
Phocas Small Cap Value	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2016 was as follows:

MFG Global Equity	70.85%
MFG Global Plus	91.70%
MFG Core Infrastructure	40.66%
Netols Small Cap Value	78.18%
Phocas Small Cap Value	100.00%

ADDITIONAL INFORMATION APPLICABLE TO FOREIGN SHAREHOLDERS ONLY

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended June 30, 2016 was as follows:

MFG Global Equity	0.90%
MFG Global Plus	2.08%
MFG Core Infrastructure	0.10%
Netols Small Cap Value	0.04%
Phocas Small Cap Value	0.21%

The percent of ordinary income distributions designated as short-term capital gain distributions for the fiscal year ended June 30, 2016 was as follows:

MFG Global Equity	42.44%
MFG Global Plus	32.41%
MFG Core Infrastructure	2.74%

This page intentionally left blank.

A NOTE ON FORWARD-LOOKING STATEMENTS

This report includes forward-looking statements such as adviser, subadviser and/or portfolio manager predictions, opinions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectuses, other factors bearing on these statements include the accuracy of the advisers', subadvisers' or portfolio managers' forecasts and predictions, and the appropriateness of the investment programs designed by an adviser, subadviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

In addition, portfolio composition will change due to ongoing management of the Funds. Specific securities named in this report may not currently be owned by the applicable Fund, or the Fund's position in the securities may have changed.

ADDITIONAL INFORMATION

Frontier Funds has adopted proxy voting policies and procedures that delegate to Frontegra Asset Management, Inc. ("Frontegra") and Timpani Capital Management LLC the authority to vote proxies. The proxy voting policies permit Frontegra to delegate its authority to vote proxies to a Fund's subadviser. A description of the Frontier Funds' proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-825-2100. A description of these policies and procedures is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at http://www.sec.gov and the Funds' website at www.frontiermutualfunds.com or by calling the Funds toll free at 1-888-825-2100.

The actual voting records relating to each Fund's portfolio securities during the most recent twelve months ended June 30 are available without charge by calling the Funds toll free at 1-888-825-2100 or by accessing the SEC's website at http://www.sec.gov.

Each Fund files a complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q is available on the SEC's website at http://www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling toll-free 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference. See Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Steven Norgaard is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  In the following table, “Audit Fees” are fees billed for professional services for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  The “All Other Fees” for fiscal year 2016 relate to the principal accountant’s review of the registrant’s semi-annual report for the period ended December 31, 2015, and for consent of post effective registration statement update.  “Tax Fees” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no other services provided by the principal accountant.  The following table details the aggregate fees billed for each of the last two fiscal years by the principal accountant.

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$76,800	$76,800
Tax Fees	$18,000	$18,000
All Other Fees	$3,250	$2,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant with respect to any engagement that directly relates to the operations and financial reporting of the registrant.  In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by the principal accountant during fiscal year 2016.  All of the hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for the last two years.  The audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2016	FYE 6/30/2015
Registrant	—	—
Registrant’s Investment Adviser	$8,000	$8,000

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)         Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days prior to the filing date of this Form N-CSR, the registrant’s principal executive officer and principal financial officer have concluded that the disclosure controls and procedures are effective.

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(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed September 8, 2008.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Frontier Funds, Inc.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	9/1/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William D. Forsyth III
William D. Forsyth III, President and Secretary
(Principal Executive Officer)

Date:	9/1/2016

By:	/s/ Elyce D. Dilworth
Elyce D. Dilworth, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date:	9/1/2016

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